UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09911

Hussman Investment Trust

(Exact name of registrant as specified in charter)

6021 University Boulevard, Suite 490 Ellicott City, Maryland	21043
(Address of principal executive offices)	(Zip code)

David K. James

Ultimus Fund Solutions, LLC	225 Pictoria Drive, Suite 450	Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC ALLOCATION FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

ANNUAL REPORT

June 30, 2022

THIS PAGE INTENTIONALLY LEFT BLANK.

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Allocation Fund	2
Hussman Strategic Total Return Fund	3
Hussman Strategic International Fund	4
Letter to Shareholders	5
Portfolio Information	20
Schedules of Investments
Hussman Strategic Growth Fund	23
Hussman Strategic Allocation Fund	36
Hussman Strategic Total Return Fund	49
Hussman Strategic International Fund	53
Statements of Assets and Liabilities	62
Statements of Operations	64
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	66
Hussman Strategic Allocation Fund	67
Hussman Strategic Total Return Fund	68
Hussman Strategic International Fund	69
Financial Highlights
Hussman Strategic Growth Fund	70
Hussman Strategic Allocation Fund	71
Hussman Strategic Total Return Fund	72
Hussman Strategic International Fund	73
Notes to Financial Statements	74
Report of Independent Registered Public Accounting Firm	99
About Your Funds’ Expenses	101
Board of Trustees and Officers	103
Other Information	105
Federal Tax Information	105
Approval of Investment Advisory Agreements	106
Discussion of Liquidity Risk Management Program	114

Hussman Strategic Growth Fund

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Growth Fund versus the S&P 500® Index(a) (Unaudited)

Average Annual Total Returns For the Periods Ended June 30, 2022
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	4.43%	7.10%	1.89%	(3.99%)	1.08%
S&P 500® Index	(10.62%)	10.60%	11.31%	12.96%	6.45%

(a)

Hussman Strategic Growth Fund invests primarily in stocks listed on the New York, American, and NASDAQ exchanges and varies its investment exposure to market fluctuations depending on market conditions. The S&P 500® Index is an index of large capitalization stocks. However, the Fund may invest in securities that are not included in the S&P 500® Index and there are no restrictions as to the market capitalization of companies in which the Fund invests. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, and does not reflect the impact of hedging transactions on the Fund’s overall investment performance. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution. Performance data presented using log scale. Each segment on the vertical axis represents an equivalent percentage change.

(b)	The Fund commenced operations on July 24, 2000.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2022 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 1.15% annually of the Fund’s average daily net assets.

1

Hussman Strategic Allocation Fund

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Allocation Fund
versus Benchmark Fixed Allocation Composite(a) (Unaudited)

Average Annual Total Returns For the Periods Ended June 30, 2022
	1 Year	Since Inception(b)
Hussman Strategic Allocation Fund(c)(d)	(3.19%)	6.51%
Benchmark Fixed Allocation Composite	(8.59%)	7.34%

(a)

Benchmark Fixed Allocation Composite represents the gross investment performance of a portfolio that is invested in securities included in three separate indices, weighted as follows: 60% S&P 500® Index, 30% Bloomberg U.S. Treasury Unhedged Index and 10% Bloomberg U.S. Treasury Bills Index. The Composite represents an investment approach that invests a fixed percentage of assets in stocks, bonds, and money market securities, with little or no variation. The Fund may invest in securities that are not included in the indices that comprise the Composite.

(b)	The Fund commenced operations on August 27, 2019.
(c)	Returns do no reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemptions of Fund shares.
(d)

The Advisor has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2022 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund (annualized) for the fiscal year ended June 30, 2022 would have been 2.08%.

2

Hussman Strategic Total Return Fund

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Bloomberg U.S. Aggregate Bond Index(a) (Unaudited)

Average Annual Total Returns For the Periods Ended June 30, 2022
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	(4.14%)	3.92%	4.21%	2.33%	4.53%
Bloomberg U.S. Aggregate Bond Index	(10.29%)	(0.93%)	0.88%	1.54%	3.42%

(a)

The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2022 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 0.75% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund (annualized) for the fiscal year ended June 30, 2022 would have been 0.75%.

3

Hussman Strategic International Fund

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For the Periods Ended June 30, 2022
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	(7.72%)	(1.20%)	(1.64%)	(1.60%)	(1.27%)
MSCI EAFE Index	(17.77%)	1.07%	2.20%	5.40%	4.08%

(a)

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of December 31, 2021, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund is not required to invest in each of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index. In addition, the Fund varies its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on December 31, 2009.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2022 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 2.00% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund (annualized) for the fiscal year ended June 30, 2022 would have been 3.35%.

4

The Hussman Funds
Letter to Shareholders	August 8, 2022

Dear Shareholder,

“The backward-looking returns of passive investment strategies are always the most glorious when market overvaluation is the most extreme. Yet that is also precisely the moment when likely future returns are the most dismal. Indeed, the problem with a speculative bubble is that short-term market outcomes cannot become better without long-term outcomes becoming worse, and long-term market outcomes cannot become better without short-term outcomes becoming worse. All one faces is an unfortunate situation.”

— John P. Hussman, Ph.D., Hussman Funds 2021 Annual Report

The Hussman Funds performed as intended during the fiscal year ended June 30, 2022, each outperforming its respective benchmark with smaller interim losses.

My impression is that future investors will remember 2022 more enduringly than current investors may recognize. On January 3, 2022, the Standard & Poor’s 500® Index reached the most extreme level of stock market valuations in history, based on measures that we find best-correlated with actual subsequent S&P 500 total returns. In doing so, the recent extreme has already joined the ranks of 1929 and 2000, the two most memorable predecessors.

The January 2022 stock market peak was followed by a steep initial decline, resulting in an overall loss of -10.62% for the S&P 500 during the fiscal year ended June 30, 2022. During the same period, the yield-to-maturity of 10-year U.S. Treasury bonds rose from 1.47% to 3.01%, resulting in an overall loss of -11.12% in 10-year Treasury bonds. This was a poor combination for passive investment strategies.

Yet despite market losses in both stocks and bonds in recent quarters, we currently estimate the likelihood of negative 10-12 year total returns for a passive investment allocation invested 60% in the S&P 500, 30% in Treasury bonds, and 10% in Treasury bills. Indeed, measured both from the recent market peak, and from present levels, I expect S&P 500 total returns to be negative, on average, for well over a decade – an outcome I also projected at the 2000 market peak.

That said, if a steep market decline was to front-load those losses, investors could also enjoy prospects for satisfactory long-term returns even a year or two from now. It is the current valuation extreme, and the prospect of depressed 10- and even 20-year market returns – measured from this extreme – that long-term investors may want to think twice about locking in. In the interim, the most challenging financial event for investors

5

The Hussman Funds
Letter to Shareholders (continued)

in the coming years will likely be the repricing of securities to valuations that imply adequate long-term returns, following more than a decade of reckless and intentional Fed-induced yield-seeking speculation encouraged by zero-interest rate policies.

The chart below presents several of our most reliable valuation measures, each as a multiple to its own historical norm. Because all of these measures are well-correlated with actual subsequent market returns, and with each other, the lines are nearly indistinguishable. Following a modest rebound from market losses in the first half of 2022, all of these measures remain more extreme than at any point in U.S. history prior to August 2020.

The arrow on the chart below indicates the level of valuations as of this writing (August 8, 2022). The shaded box identifies points when equity market valuations were at or above present levels. Notably, the recent market decline has simply retraced the frothiest portion of the recent bubble, leaving the most reliable market valuation measures above their 1929 and 2000 extremes. A color version of this chart is presented in the online version of this Annual Report (www.hussmanfunds.com).

Our most reliable valuation measures are presently close to 2.8 times the historical norms that we associate with run-of-the-mill S&P 500 total returns (historically about 10% annually, on average). Given that S&P 500 revenues, nominal GDP, and corporate gross value-added have grown at an average annual rate of about 4% over the past 10, 20, and 30 years, and dividends presently contribute less than

6

The Hussman Funds
Letter to Shareholders (continued)

2% annually to S&P 500 total returns, any material retreat in valuations would create unpleasant arithmetic for long-term returns. A retreat in valuations to their run-of-the-mill historical norms over a 10-year period would subtract -9.8% annually from the returns that investors might otherwise enjoy from the combination of growth and dividends. A retreat in valuations to 1.5 times their norms over a 10-year period would subtract about -6.1% annually. In either case, the likely outcome would be a decade of zero or negative total returns.

While reliable valuation measures are extremely informative about long-term market returns, particularly over a 10-12 year horizon, one must be careful not to interpret valuations as near-term market forecasts. That is emphatically not how valuations work. The main factor that determines whether an overvalued market continues to advance, or drops like a rock instead, is whether investor psychology is inclined toward speculation or risk-aversion. When investors are inclined to speculate, they tend to be indiscriminate about it. When investors become risk-averse, they tend to be skittish and selective. For that reason, our most reliable gauge of speculation versus risk-aversion is the uniformity or divergence of market internals – across thousands of individual stocks, industries, sectors, and security types, including debt securities of varying creditworthiness.

As I wrote at the 2000 bubble peak, “When the market loses that uniformity, valuations often matter suddenly and with a vengeance. This is a lesson best learned before a crash rather than after one. Valuations, trend uniformity, and yield pressures are now uniformly unfavorable, and the market faces extreme risk in this environment.” That is the same environment we face at present, but as those conditions change, so will our market outlook.

In short, the question is not whether valuations matter, but when. The strongest market returns typically emerge when reasonable valuations are joined by uniformity in market internals, suggesting a shift to speculative investor psychology. The most profound market losses typically emerge when extreme valuations are joined by deterioration and divergence in market internals, suggesting a shift to risk-averse investor psychology. The same is true for bonds. The highest returns emerge when a high yield is being driven lower. The deepest losses emerge when a low yield is being driven higher.

In previous market cycles across history, there were limits to speculation – once market conditions featured a combination of extreme valuations, steeply overbought conditions, and lopsided bullish sentiment, those “overvalued, overbought, overbullish” syndromes typically signaled sharp downside risk even before the uniformity of market internals deteriorated. Amid the novelty of the Federal Reserve’s zero-interest rates

7

The Hussman Funds
Letter to Shareholders (continued)

policies, those historically reliable limits became painfully irrelevant. For our part, we ultimately adapted to zero-interest rate policies by becoming content to gauge the presence or absence of speculative psychology – based on the uniformity or divergence of market internals – without assuming that either speculation or risk-aversion have reliable limits.

We do not need to rely on a return to historically run-of-the-mill valuations, nor would we rule out that possibility. We can rule out neither periods of fresh speculation, nor periods of market free-fall, nor “fast, furious, prone-to-failure” advances to clear oversold conditions. Our practice – our discipline – is to remain in the present moment: to align our investment outlook with observable and measurable conditions such as valuations and market internals, and to change our outlook as those conditions change. While the present combination of extreme valuations and ragged market internals creates the potential for abrupt “trap door” market losses, improvement in the uniformity of market internals could encourage us to lean more constructive even here. No specific forecasts, end-of-year price targets, or scenarios are required.

Given that the S&P 500 remains well-above its February 19, 2020 pre-pandemic peak, the returns of Strategic Growth Fund and Strategic Allocation Fund from February 19, 2020 through the June 30, 2022 fiscal year-end illustrate the impact of the adaptations we have introduced in recent years. In a volatile but generally advancing market, amid the most extreme valuations in history, Strategic Growth Fund gained 34.88% during this period, compared with a total return of 16.07% for the S&P 500 Index. The deepest interim loss experienced by Strategic Growth Fund during this period was -13.11%, compared with an interim loss of -33.79% for the S&P 500. Similarly, Strategic Allocation Fund gained 19.72% during this period, compared with a gain of 9.76% for a benchmark fixed-allocation portfolio invested 60% in the S&P 500, 30% in the Bloomberg U.S. Treasury Unhedged Index, and 10% in the Bloomberg U.S. Treasury Bills Index. The deepest interim loss experienced by Strategic Allocation Fund during this period was -4.98%, compared with -19.93% for the benchmark portfolio.

Fund Performance

Strategic Growth Fund

In the fiscal year ended June 30, 2022, Strategic Growth Fund gained 4.43%. During the same period, the S&P 500 lost -10.62%. Notably, this period reflects conditions during which our most reliable valuation measures averaged 2-3 times their historical norms. The Fund presently maintains a strongly defensive position reflective of extreme valuations and divergence in our measures of market internals. While an

8

The Hussman Funds
Letter to Shareholders (continued)

improvement in our measures of internals would encourage a more neutral investment outlook, we presently observe a combination of extremes that has often been resolved by sharp market declines – whether accompanied by recessions, as in 2000-2002 and 2007-2009, or independent of them, as in 1987 and 1998.

The hedging stance of the Fund since the beginning of 2020 has varied between a strongly defensive position (particularly before mid-March 2020, and since October 2021) and a more neutral near-term outlook (particularly in the months following the March 2020 market low). During the 2022 fiscal year, amid a combination of extreme valuations and divergent market internals, Strategic Growth Fund maintained a generally defensive market stance. The hedging strategy of the Fund contributed notably to a reduction in overall risk, as the deepest interim loss experienced by the Fund during this period was -9.90%, compared with an interim loss of -22.99% for the S&P 500 Index.

The stock selection approach of Strategic Growth Fund has outperformed the S&P 500 Index by an average of 3.45% (345 basis points) annually since the inception of the Fund on July 24, 2000. Yet as is often the case near bull market peaks, the broad market retreated to a greater and more persistent degree during the fiscal year ended June 30, 2022 than the large-capitalization stocks that dominate the S&P 500. The performance of the Fund’s stock selections, excluding the impact of hedging, lost -18.85% versus a -10.62% loss in the S&P 500 Index. As at other market extremes such as 2000, our stock selection discipline presently avoids large holdings in high-weight components of the S&P 500 that we consider to be overvalued speculative “glamour” stocks.

From the inception of Strategic Growth Fund on July 24, 2000 through June 30, 2022, the Fund had an average annual total return of 1.08%, compared with an average annual total return of 6.45% for the S&P 500 Index. Given that Strategic Growth Fund outperformed the S&P 500 Index, with smaller periodic losses, from its July 24, 2000 inception through May 20, 2014, the current performance gap is distinctly the result of challenges that we encountered during the speculative bubble of recent years. In recent years, we have adapted our investment discipline in a way that leaves us content to gauge the presence or absence of speculative pressures, without assuming that they have a well-defined limit. We believe that these adaptations have addressed the primary reason behind this period of underperformance.

9

The Hussman Funds
Letter to Shareholders (continued)

An initial $10,000 investment in the Fund at its inception on July 24, 2000 would have grown to $12,668, compared with $39,427 for the same investment in the S&P 500 Index. The deepest peak-to-trough loss experienced by the Fund since its inception was -60.36%. The deepest loss experienced by the S&P 500 Index since the inception of the Fund was -55.25%.

It is notable that from the inception of the Fund on July 24, 2000 through the market low on March 9, 2009, Strategic Growth Fund gained 105.57% (an 8.71% average annual total return) compared with a -45.99% loss in the S&P 500 (a -6.89% average annual loss). The deepest loss experienced by the Fund during this period was -21.45%, compared with a -55.25% loss in the S&P 500. Indeed, the returns of Strategic Growth Fund remained ahead of the returns of the S&P 500 from the Fund’s inception on July 24, 2000 through May 20, 2014. While there is no assurance that the future performance of the Fund, relative to the S&P 500, will be similar to that of the 2000-2009 period, we do believe that we have restored the flexibility of our investment discipline that contributed to the Fund’s previous record of sound total returns and contained losses.

Strategic Allocation Fund

In the fiscal year ended June 30, 2022, Strategic Allocation Fund had a total return of -3.19%, compared with a total return of -8.59% in the benchmark fixed-allocation composite index which is weighted 60% S&P 500 Index, 30% Bloomberg U.S. Treasury Unhedged Index and 10% Bloomberg U.S. Treasury Bills Index. The Fund always holds unhedged positions of at least 5% in both equity and bond market investments. The Fund presently holds an unhedged equity position representing approximately 6% of net assets, hedged equities representing approximately 76% of assets, bonds representing approximately 12% of assets, and the remaining assets in money market investments.

From the inception of the Strategic Allocation Fund on August 27, 2019 through June 30, 2022, the Fund had an average annual total return of 6.51%, compared with an average annual total return of 7.34% for the benchmark fixed-allocation composite index. An initial $10,000 investment in the Fund at its inception on August 27, 2019 would have grown to $11,963, compared with $12,233 for the same investment in the benchmark fixed-allocation composite index. The deepest loss experienced by the Fund since inception was -4.98%. The deepest loss experienced by the benchmark fixed-allocation composite index since the inception of the Fund was -19.93%.

10

The Hussman Funds
Letter to Shareholders (continued)

Strategic Total Return Fund

In the fiscal year ended June 30, 2022, Strategic Total Return Fund had a total return of -4.14%. During the same period, the Bloomberg U.S. Aggregate Bond Index had a total return of -10.29%. Strategic Total Return Fund held a moderately constructive position in long-term bonds during this period, with a duration typically ranging between 2-3 years (meaning that a 100 basis point move in interest rates would be expected to affect Fund value by about 2-3% on the basis of bond price fluctuations). The Fund currently holds 73% of net assets in Treasury securities, with 20% of assets in shares of companies in the precious metals, energy, and utilities sectors. The remaining net assets are invested in exchange-traded funds and money market investments. The Fund benefited from holdings in shares of companies engaged in the mining of precious metals, as well as utilities, largely by varying the size of its investment positions in response to periods of strength and weakness in these sectors. The deepest interim loss experienced by the Fund during this period was -7.76%, compared with an interim loss of -13.77% for the Bloomberg U.S. Aggregate Bond Index.

From the inception of Strategic Total Return Fund on September 12, 2002 through June 30, 2022, the Fund had an average annual total return of 4.53%, compared with an average annual total return of 3.42% for the Bloomberg U.S. Aggregate Bond Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $24,017, compared with $19,459 for the same investment in the Bloomberg U.S. Aggregate Bond Index. The deepest loss experienced by the Fund since inception was -11.52%, compared with a maximum loss of -14.31% for the Bloomberg U.S. Aggregate Bond Index during the same period.

Strategic International Fund

In the fiscal year ended June 30, 2022, Strategic International Fund had a total return of -7.72%. During the same period, the MSCI EAFE Index lost -17.77%. The Fund is currently fully hedged against the impact of market fluctuations. The deepest interim loss in Strategic International Equity Fund during this period was -8.16%, compared with an interim loss of -22.34% for the MSCI EAFE Index.

Because international stock markets tend to become highly correlated during steep declines in the U.S. stock market, the downside risk that we observe in the U.S. market exists in international equity markets as well. A material improvement in U.S. conditions, particularly in our measures of market internals, would likely encourage a constructive stance in the international markets as well. Without the elevated level

11

The Hussman Funds
Letter to Shareholders (continued)

of market risk that we currently observe, the Fund will have substantially greater opportunity to establish a constructive investment stance based on individual country valuations and market action, along with other local considerations.

From the inception of Strategic International Fund on December 31, 2009 through June 30, 2022, the Fund had an average annual total return of -1.27%, compared with an average annual total return of 4.08% for the MSCI EAFE Index. An initial $10,000 investment in the Fund on December 31, 2009 would be worth $8,525, compared with $16,485 for the same investment in the MSCI EAFE Index. The deepest loss experienced by the Fund since inception was -22.87%, compared with a maximum loss of -34.12% for the MSCI EAFE Index during the same period.

Portfolio Composition

As of June 30, 2022, Strategic Growth Fund had net assets of $506,996,948, and held 277 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were technology (20.9%), consumer discretionary (17.4%), health care (15.9%), consumer staples (10.3%), communications (9.2%), financials (7.8%), materials (5.9%), and industrials (5.3%). The smallest sector holdings were in energy (2.9%), utilities (0.7%) and real estate (0.1%). Exchange-traded funds represented 0.2% of the Fund’s net assets.

Strategic Growth Fund’s holdings of individual stocks and exchange-traded funds as of June 30, 2022 were valued at $489,547,464. Against these stock positions, the Fund also held 700 option combinations (long put option/short call option) on the S&P 500 Index and 1,150 option combinations on the Russell 2000 Index. The Fund also held 50 long puts on the S&P 500 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2022, the S&P 500 Index closed at 3,785.38, while the Russell 2000 Index closed at 1,707.99. The Fund’s total hedge therefore represented a short position of $480,322,350, thereby hedging 98.1% of the dollar value of the Fund’s long investment positions in individual issues.

Although the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following equity holdings achieved gains in excess of $1 million during the fiscal year ended June 30, 2022: First Solar, Clearfield, H&R Block, Antero Resources, Mosaic, Stamps.com and Range Resources. The Fund realized losses in equity holdings in excess of $2 million during this same period in Turtle Beach, Meta Platforms, Warner Brothers Discover, Cambium Networks, AMC Networks, Sleep Number and Big Lots.

12

The Hussman Funds
Letter to Shareholders (continued)

As of June 30, 2022, Strategic Allocation Fund had net assets of $21,573,031 and held 277 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were technology (17.3%), consumer discretionary (15.0%), health care (13.5%), consumer staples (8.8%), communications (7.6%), financials (6.7%), materials (5.2%) and industrials (4.5%). The smallest sector weights were energy (2.5%), utilities (0.5%) and real estate (0.1%). Exchange-traded funds represented 0.2% of the Fund’s net assets. Treasury securities with more than one year until maturity represented 10.5% of net assets. The remaining Fund assets were invested in shorter-term Treasury securities and money market funds.

Strategic Allocation Fund’s holdings of individual stocks and exchange-traded funds as of June 30, 2022 were valued at $17,656,368. Against these positions, the Fund also held 25 option combinations (long put option/short call option) on the S&P 500 and 40 option combinations on the Russell 2000 Index. The notional value of this hedge was $16,295,410, hedging 92.3% of the value of equity investments held by the Fund.

In Strategic Allocation Fund, during the period ended June 30, 2022, the Fund did not recognize any individual equity portfolio gains in excess of $100,000. The Fund realized losses in equity holdings in excess of $100,000 during this same period in Sleep Number and Big Lots.

As of June 30, 2022, Strategic Total Return Fund had net assets of $263,687,418. Treasury notes, Treasury bills, Treasury Inflation-Protected Securities (TIPS), and investments in money market funds represented 77.0% of the Fund’s net assets. Shares of exchange-traded funds accounted for 3.2% of net assets. Precious metals shares accounted for 11.6% of net assets, and shares in utilities and energy-related companies collectively accounted for 7.9% of net assets.

In Strategic Total Return Fund, during the fiscal year ended June 30, 2022, portfolio gains in excess of $500,000 were achieved in Range Resources, Newmont and SM Energy. Portfolio losses in excess of $1.5 million during this same period were U.S. Treasury Note (1.50%, due 8/15/2026), U.S. Treasury Inflation Note (2.50%, due 1/15/2029) and U.S. Treasury Note (2.00%, due 5/31/2024).

As of June 30, 2022, Strategic International Fund had net assets of $14,483,673 and held 190 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were in consumer discretionary (14.6%), communications (10.9%), health care (10.7%), financials (10.6%), industrials (8.2%), technology (7.8%), consumer staples (6.7%), and materials (5.4%). The smallest sector holdings were in utilities (3.0%), real estate (2.0%), and energy (1.8%).

13

The Hussman Funds
Letter to Shareholders (continued)

In order to hedge the impact of general market fluctuations, as of June 30, 2022, Strategic International Fund was short 80 futures on the Mini MSCI EAFE Index and long 11 puts on the S&P 500 Index. The notional value of this hedge was $11,571,918, hedging 97.8% of the dollar value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

While the investment portfolio of Strategic International Fund is widely diversified and its performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through June 30, 2022. The Fund did not recognize any individual equity holding gains in excess of $100,000 during the fiscal year ended June 30, 2022. The Fund realized one equity holding loss in excess of $100, 000 in Halfords Group during this same period.

Supplementary information including quarterly returns and equity-only performance of the Funds is available on the Hussman Funds website: www.hussmanfunds.com.

Current Outlook

The recent speculative bubble has led investors to imagine that extreme valuations represent “wealth creation.” But securities are simply claims to a stream of future cash flows that will be delivered into the hands of investors over time. The “wealth” is not in the market capitalization. It is in the cash flows. One can receive a wealth transfer from other investors by selling at high valuations, but those investors must then hold the bag. For any given set of cash flows, the higher the price investors pay, the lower the subsequent returns investors will enjoy as those cash flows are delivered over time. This is not simply finance theory – it is arithmetic. When market capitalization becomes wildly elevated relative to the cash flows available to service it, the result is an extended period of poor returns.

My impression is that a great deal of financial market capitalization will simply evaporate in the coming years. Despite recent market losses, valuations are nowhere near run-of-the-mill historical norms. In my view, the cash flows generated by the economy are nowhere near enough to service bloated market capitalizations in a way that provides adequate long-term investment returns. When the collapse comes (and I suspect it will), investors should not blame Fed tightening for bursting the bubble. Once “bubble” is in hand, “burst” is inevitable. The blame will rest on a decade of reckless monetary policy that encouraged the bubble in the first place.

14

The Hussman Funds
Letter to Shareholders (continued)

Notably, monetary easing has historically been beneficial for the stock market only in periods when investors have been inclined to speculate, which we gauge based on the uniformity of market internals across a broad range of securities. This has been true even amid quantitative easing since 2008. When investors are inclined to speculate, they tend to view low-interest liquidity as an “inferior” asset, so increasing its supply tends to amplify yield-seeking speculation. In contrast, when investor psychology shifts to risk-aversion, which we gauge from deterioration and divergence of market internals, investors tend to view low-interest liquidity as a desirable asset rather than an inferior one, so increasing its supply does nothing to promote speculation. Recall that both the 2000-2002 and 2007-2009 collapses occurred amid persistent and aggressive monetary easing by the Federal Reserve.

From the perspective of our own investment discipline, the correct lesson of the recent yield-seeking bubble is that, in the face of unprecedented monetary policies, one must be content to gauge the presence or absence of speculative pressures based on valuations and market internals, without assuming that either speculation or risk-aversion have any well-defined limit. In contrast, it is dangerous and incorrect to imagine that the lesson of this bubble is to ignore valuations and market internals, and to dismiss overextended conditions even when both valuations and internals are unfavorable, as they are today.

With the recent advance in consumer price inflation to a year-over-year rate of 9%, the Federal Reserve has been forced to quickly tighten monetary policy. In this environment, a great deal of attention has been focused on the potential for the Fed to “pivot” to an easier stance, as investors appear to equate monetary easing with an advancing stock market. In our view, it is more important to attend to the condition of market internals directly. A shift to monetary easing, without a shift toward speculative investor psychology, would mirror the combination of conditions that has been typical of recessionary bear market declines. Accordingly, our own investment outlook will shift as measurable, observable conditions shift. No forecasts or scenarios are required.

In my view, the recent inflationary episode can be reasonably described as being the combination of four factors. First, the government ran enormous deficits during the pandemic, and those deficits fueled a great deal of demand for goods and services. Second, there have been significant labor and supply disruptions in recent quarters, associated first with the pandemic and more recently with the war in Ukraine. Third, total U.S. public debt has soared in recent years to over 120% of GDP, while the Federal Reserve has clearly violated its section 2A mandate to “maintain long run growth of the monetary and credit aggregates commensurate with the economy’s

15

The Hussman Funds
Letter to Shareholders (continued)

long run potential to increase production.” Fourth, given all of these factors, it is not surprising that the public has begun to lose confidence in the soundness of government liabilities.

Combine strong demand and constrained supply of goods and services with excessive supply and weakening demand for government liabilities, and the result is a situation where goods and services have increased in price, relative to government liabilities. We observe this as inflation.

Still, that fourth consideration – demand for dollars – is the one most sensitive to public psychology, and may be the quickest to affect the trajectory of inflation. When investors become risk-averse, they often seek liquidity as a safe haven. The increased demand for “safe” government liabilities tends to dampen inflationary pressures, because cash is seen as a desirable asset rather than an inferior and revolting one. That is why credit crises are deflationary. Meanwhile, risk-aversion does nothing good for financial speculation, particularly at near-record valuations. The upshot is that the same risk-aversion that would be “good” for inflation could be quite unfavorable for stocks and low-grade credit. We observed the same thing, of course, during the global financial crisis.

Suffice it to say that we do not have pointed views on inflation. Rather, inflationary pressures are likely to ease if risk-aversion becomes more pronounced. In my view, that may be a reasonable base expectation. Notably, economic weakness – even without amplified inflationary pressures – would likely be quite favorable for precious metals shares. The Philadelphia Gold and Silver Index (XAU) has historically performed best in periods when Treasury bond yields were below, not above, their levels of 6 months earlier, with particularly strong gains when economic activity is contracting. The correspondence between “inflation” and “rising gold stocks” is more complex than investors may recognize. As always, we will respond to observable evidence as it emerges.

With regard to longer-term bonds, the historical fact is that, except during relatively weak economic conditions, the total return of 10-year Treasury bonds has historically lagged the return on T-bills when the bond yield has exceeded T-bill yields by less than about 2%. An example of “relatively weak economic conditions” might include year-over-year nominal GDP growth below the 10-year bond yield, coupled with tepid or contracting economic activity. With the federal funds rate likely headed above 3% in a relatively short time, that rule-of-thumb implies that the total return of longer-term bonds may lag Treasury bills until yields are materially higher; or alternatively, until relatively weak economic conditions emerge. At this point, neither is the case. Our broader bond market gauges are also fairly restrained at present.

16

The Hussman Funds
Letter to Shareholders (continued)

As for more questionable “assets,” the loss of confidence in government liabilities has also contributed to some of the madness in cryptocurrencies in recent years. The spectacle has certainly been fascinating to watch, but from the standpoint of valuation, “limited supply” is a meaningless attribute when anyone can costlessly introduce a new competing currency, and when these “digital assets” have neither aesthetic value, industrial use, collateral backing, nor fiat status to confer value. This makes the value of cryptocurrencies almost entirely dependent on psychological factors.

Blockchain technology has numerous potentially useful applications that are distinct from speculating or “investing” in crypto. In my undoubtedly unpopular view, much of what’s occurring in cryptocurrencies is a form of wealth extraction, where people transfer their hard-earned savings to strangers in return for digital Pokémon that have no tether to value aside from speculative psychology. I suspect it will all ultimately prove to be like any other bubble: rewarding for the issuers – mostly the early “miners” who introduced the cryptocurrencies, and early speculators who can successfully locate a greater fool – and devastating for anyone who overstays the party.

Amid rich equity market valuations and inadequate long-term bond yields, it is tempting to imagine that successful investment requires one to discover some overlooked or obscure asset class that has escaped a decade of yield-seeking speculation. The underlying assumption is that investors have no choice but to embrace risk at every moment.

In my view, successful investment requires something entirely different. It requires the ability to “lean” – to vary one’s investment stance and market exposure in response to changes in valuations, market internals, overextended conditions, and security selection opportunities, accepting greater risk when risk-premiums are adequate or being pressed lower, and defending capital when risk-premiums are inadequate or being pressed higher. That ability to lean toward and away from risk, as market conditions change, was the “secret” that allowed us to admirably navigate decades of complete market cycles prior to the Federal Reserve’s deranged experiment with zero-interest policy. I believe that the adaptations we have adopted in recent years have restored that flexibility, without the “limits” that left us constrained for too long.

A decade of zero-interest rate policy encouraged investors to drive the financial markets to speculative valuations that reflect those zero rates, and that we estimate will be followed by a decade of zero investment returns for passive investors. Relentless monetary expansion led us to abandon our detrimental belief that speculation still has historically-reliable limits, and we have adapted our discipline accordingly. What we have not abandoned, however, is our belief in arithmetic – which links valuations to

17

The Hussman Funds
Letter to Shareholders (continued)

subsequent long-term returns. Likewise, we have not abandoned measures of market internals that for decades have helped us to gauge speculation versus risk-aversion among investors.

As we look ahead to the completion of this market cycle, and those that follow, what the Hussman Funds offer is not bearishness, but flexibility. Our value-conscious, historically-informed, full-cycle investment discipline reflects our conviction that the tradeoff between return and risk is not fixed, but changes as market conditions change. We expect that this discipline will provide investors a useful companion and alternative to purely passive investment approaches.

Meanwhile, given that all of the Hussman Funds are intended to outperform their respective benchmarks over time, with smaller interim losses than passive investment approaches, I am pleased to report that, for the fiscal year ended June 30, 2022, our discipline has performed “as intended.”

I remain grateful, as always, for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Periodic updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website: www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses, please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

Estimates of prospective return and risk for equities, bonds, and other financial markets are forward-looking statements based on the analysis and reasonable beliefs of Hussman Strategic Advisors. They are not a guarantee of future performance, and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term

18

The Hussman Funds
Letter to Shareholders (continued)

returns for the Standard & Poor’s 500® Index reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ adviser with respect to those securities may change at any time.

19

Hussman Strategic Growth Fund Portfolio Information
June 30, 2022 (Unaudited)

Sector Allocation (% of Common Stocks)

Hussman Strategic Allocation Fund Portfolio Information
June 30, 2022 (Unaudited)

Asset Allocation (% of Net Assets)

20

Hussman Strategic Allocation Fund Portfolio Information (continued)
June 30, 2022 (Unaudited)

Sector Allocation (% of Common Stocks)

Hussman Strategic Total Return Fund Portfolio Information
June 30, 2022 (Unaudited)

Asset Allocation (% of Net Assets)

21

Hussman Strategic International Fund Portfolio Information
June 30, 2022 (Unaudited)

Sector Allocation (% of Common Stocks)

Country Allocation (% of Common Stocks)

22

Hussman Strategic Growth Fund Schedule of Investments
June 30, 2022

COMMON STOCKS — 96.4%	Shares	Value
Communications — 9.2%
Advertising & Marketing — 0.3%
Omnicom Group, Inc. (a)	25,000	$1,590,250

Cable & Satellite — 1.1%
Comcast Corporation - Class A	60,000	2,354,400
Sirius XM Holdings, Inc. (a)	500,000	3,065,000
		5,419,400
Entertainment Content — 1.3%
AMC Networks, Inc. - Class A (a)(b)	80,000	2,329,600
Paramount Global - Class B (a)	90,000	2,221,200
Warner Bros. Discovery, Inc. (a)(b)	137,095	1,839,815
		6,390,615
Internet Media & Services — 4.4%
Alphabet, Inc. - Class C (a)(b)	4,250	9,296,662
Baidu, Inc. - ADR (a)(b)	15,000	2,230,950
CarGurus, Inc. (a)(b)	36,000	773,640
Meta Platforms, Inc. - Class A (a)(b)	30,000	4,837,500
Netflix, Inc. (a)(b)	15,000	2,623,050
Shutterstock, Inc. (a)	45,000	2,578,950
		22,340,752
Publishing & Broadcasting — 1.4%
Entravision Communications Corporation - Class A (a)	25,000	114,000
Gray Television, Inc. (a)	200,000	3,378,000
Nexstar Media Group, Inc. - Class A (a)	15,000	2,443,200
TEGNA, Inc. (a)	50,000	1,048,500
		6,983,700
Telecommunications — 0.7%
AT&T, Inc.	30,000	628,800
Lumen Technologies, Inc. (a)	60,000	654,600
Verizon Communications, Inc. (a)	45,000	2,283,750
		3,567,150
Consumer Discretionary — 17.4%
Apparel & Textile Products — 0.5%
Carter’s, Inc. (a)	25,000	1,762,000
Fossil Group, Inc. (a)(b)	28,000	144,760
Movado Group, Inc. (a)	25,000	773,250
		2,680,010

23

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 96.4% (continued)	Shares	Value
Consumer Discretionary — 17.4% (continued)
Automotive — 0.4%
Ford Motor Company (a)	100,000	$1,113,000
Harley-Davidson, Inc. (a)	25,000	791,500
		1,904,500
Consumer Services — 0.8%
Franchise Group, Inc.	15,000	526,050
Graham Holdings Company - Class B (a)	3,000	1,700,520
Perdoceo Education Corporation (a)(b)	25,000	294,500
Stride, Inc. (a)(b)	40,000	1,631,600
		4,152,670
E-Commerce Discretionary — 2.3%
1-800-FLOWERS.COM, Inc. - Class A (a)(b)	75,000	713,250
Amazon.com, Inc. (a)(b)	65,000	6,903,650
eBay, Inc. (a)	25,000	1,041,750
Etsy, Inc. (a)(b)	36,000	2,635,560
PetMed Express, Inc. (a)	30,000	597,000
		11,891,210
Home & Office Products — 0.7%
ACCO Brands Corporation (a)	125,000	816,250
Hamilton Beach Brands Holding Company - Class A (a)	50,000	620,500
iRobot Corporation (a)(b)	25,000	918,750
Tempur Sealy International, Inc. (a)	60,000	1,282,200
		3,637,700
Home Construction — 1.1%
Century Communities, Inc. (a)	30,000	1,349,100
D.R. Horton, Inc. (a)	10,000	661,900
Forestar Group, Inc. (a)(b)	35,000	479,150
Lennar Corporation - Class A (a)	5,000	352,850
LGI Homes, Inc. (a)(b)	6,000	521,400
M/I Homes, Inc. (a)(b)	20,000	793,200
Taylor Morrison Home Corporation (a)(b)	30,000	700,800
TRI Pointe Homes, Inc. (b)	30,000	506,100
		5,364,500
Leisure Facilities & Services — 1.2%
Brinker International, Inc. (a)(b)	60,000	1,321,800
Starbucks Corporation (a)	60,000	4,583,400
		5,905,200

24

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 96.4% (continued)	Shares	Value
Consumer Discretionary — 17.4% (continued)
Leisure Products — 0.9%
Mattel, Inc. (a)(b)	15,000	$334,950
Thor Industries, Inc. (a)	21,000	1,569,330
Winnebago Industries, Inc. (a)	25,000	1,214,000
YETI Holdings, Inc. (a)(b)	30,000	1,298,100
		4,416,380
Retail - Discretionary — 9.0%
Abercrombie & Fitch Company - Class A (a)(b)	30,000	507,600
AutoNation, Inc. (a)(b)	10,000	1,117,600
AutoZone, Inc. (a)(b)	500	1,074,560
Big 5 Sporting Goods Corporation (a)	125,000	1,401,250
Buckle, Inc. (The) (a)	150,000	4,153,500
CarMax, Inc. (a)(b)	5,000	452,400
Chico’s FAS, Inc. (a)(b)	150,000	745,500
Dick’s Sporting Goods, Inc. (a)	55,000	4,145,350
Duluth Holdings, Inc. - Class B (a)(b)	150,000	1,431,000
Express, Inc. (b)	250,000	490,000
Foot Locker, Inc. (a)	36,000	909,000
Gap, Inc. (The) (a)	15,000	123,600
Genesco, Inc. (a)(b)	25,000	1,247,750
Hibbett, Inc. (a)	35,000	1,529,850
Home Depot, Inc. (The)	9,000	2,468,430
Kohl’s Corporation (a)	75,000	2,676,750
Lowe’s Companies, Inc. (a)	5,000	873,350
lululemon athletica, inc. (a)(b)	7,500	2,044,575
Macy’s, Inc. (a)	200,000	3,664,000
MarineMax, Inc. (a)(b)	50,000	1,806,000
O’Reilly Automotive, Inc. (a)(b)	2,500	1,579,400
Penske Automotive Group, Inc. (a)	10,000	1,046,900
Sally Beauty Holdings, Inc. (a)(b)	150,000	1,788,000
Tractor Supply Company (a)	6,000	1,163,100
Ulta Beauty, Inc. (a)(b)	6,000	2,312,880
Urban Outfitters, Inc. (a)(b)	75,000	1,399,500
Williams-Sonoma, Inc. (a)	20,000	2,219,000
Zumiez, Inc. (a)(b)	50,000	1,300,000
		45,670,845
Wholesale - Discretionary — 0.5%
Educational Development Corporation	53,000	223,660

25

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 96.4% (continued)	Shares	Value
Consumer Discretionary — 17.4% (continued)
Wholesale - Discretionary — 0.5% (continued)
LKQ Corporation (a)	50,000	$2,454,500
		2,678,160
Consumer Staples — 10.3%
Beverages — 0.8%
National Beverage Corporation (a)	30,000	1,468,200
PepsiCo, Inc. (a)	15,000	2,499,900
		3,968,100
Food — 3.9%
B&G Foods, Inc. (a)	150,000	3,567,000
BellRing Brands, Inc. (a)(b)	25,000	622,250
Campbell Soup Company (a)	60,000	2,883,000
General Mills, Inc. (a)	30,000	2,263,500
Herbalife Nutrition Ltd. (a)(b)	30,000	613,500
J.M. Smucker Company (The) (a)	12,000	1,536,120
Kellogg Company (a)	60,000	4,280,400
Kraft Heinz Company (The) (a)	45,000	1,716,300
Phibro Animal Health Corporation - Class A (a)	25,000	478,250
USANA Health Sciences, Inc. (a)(b)	25,000	1,809,000
		19,769,320
Household Products — 0.6%
Clorox Company (The) (a)	5,000	704,900
Colgate-Palmolive Company (a)	10,000	801,400
Kimberly-Clark Corporation (a)	5,000	675,750
Nu Skin Enterprises, Inc. - Class A (a)	25,000	1,082,500
		3,264,550
Retail - Consumer Staples — 3.3%
Albertsons Companies, Inc. (a)	25,000	668,000
Big Lots, Inc. (a)	75,000	1,572,750
BJ’s Wholesale Club Holdings, Inc. (a)(b)	15,000	934,800
Ingles Markets, Inc. - Class A (a)	25,000	2,168,750
Kroger Company (The) (a)	25,000	1,183,250
Natural Grocers by Vitamin Cottage, Inc. (a)	75,000	1,196,250
Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	9,000	528,750
Sprouts Farmers Market, Inc. (a)(b)	175,000	4,431,000
Target Corporation (a)	9,000	1,271,070
Walgreens Boots Alliance, Inc. (a)	60,000	2,274,000

26

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 96.4% (continued)	Shares	Value
Consumer Staples — 10.3% (continued)
Retail - Consumer Staples — 3.3% (continued)
Walmart, Inc. (a)	6,000	$729,480
		16,958,100
Wholesale - Consumer Staples — 1.7%
Andersons, Inc. (The) (a)	75,000	2,474,250
United Natural Foods, Inc. (a)(b)	150,000	5,910,000
		8,384,250
Energy — 2.9%
Oil & Gas Producers — 2.1%
California Resources Corporation (a)	60,000	2,310,000
Callon Petroleum Company (a)(b)	25,000	980,000
Continental Resources, Inc. (a)	30,000	1,960,500
Laredo Petroleum, Inc. (a)(b)	30,000	2,068,200
Ovintiv, Inc. (a)	30,000	1,325,700
Range Resources Corporation (a)(b)	30,000	742,500
SM Energy Company (a)	40,000	1,367,600
		10,754,500
Oil & Gas Services & Equipment — 0.4%
Nabors Industries Ltd. (a)(b)	15,000	2,008,500

Renewable Energy — 0.4%
Canadian Solar, Inc. (a)(b)	25,000	778,500
First Solar, Inc. (a)(b)	1,500	102,195
JinkoSolar Holding Company Ltd. - ADR (a)(b)	15,000	1,037,700
		1,918,395
Financials — 7.8%
Asset Management — 0.8%
BrightSphere Investment Group, Inc. (a)	50,000	900,500
Federated Hermes, Inc. (a)	35,000	1,112,650
Invesco Ltd. (a)	125,000	2,016,250
		4,029,400
Banking — 1.6%
Associated Banc-Corp (a)	30,000	547,800
Citizens Financial Group, Inc. (a)	39,850	1,422,247
Customers Bancorp, Inc. (a)(b)	75,000	2,542,500
Hope Bancorp, Inc. (a)	50,000	692,000
Kearny Financial Corporation (a)	75,000	833,250
New York Community Bancorp, Inc. (a)	100,000	913,000

27

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 96.4% (continued)	Shares	Value
Financials — 7.8% (continued)
Banking — 1.6% (continued)
Wells Fargo & Company (a)	25,000	$979,250
		7,930,047
Institutional Financial Services — 1.4%
Cboe Global Markets, Inc. (a)	24,000	2,716,560
Evercore, Inc. - Class A (a)	25,000	2,340,250
Houlihan Lokey, Inc. (a)	15,000	1,183,950
StoneX Group, Inc. (a)(b)	10,000	780,700
		7,021,460
Insurance — 3.3%
Aflac, Inc. (a)	30,000	1,659,900
Allstate Corporation (The) (a)	24,000	3,041,520
Lincoln National Corporation (a)	30,000	1,403,100
NMI Holdings, Inc. - Class A (a)(b)	25,000	416,250
Old Republic International Corporation (a)	125,000	2,795,000
Progressive Corporation (The) (a)	9,000	1,046,430
Prudential Financial, Inc. (a)	36,000	3,444,480
Unum Group (a)	90,000	3,061,800
		16,868,480
Specialty Finance — 0.7%
American Express Company (a)	20,000	2,772,400
Navient Corporation (a)	75,000	1,049,250
		3,821,650
Health Care — 15.9%
Biotech & Pharma — 10.2%
AbbVie, Inc. (a)	30,000	4,594,800
Alkermes plc (a)(b)	15,000	446,850
Amgen, Inc.	10,000	2,433,000
Amneal Pharmaceuticals, Inc. (a)(b)	175,000	556,500
Biogen, Inc. (a)(b)	21,000	4,282,740
Catalyst Pharmaceuticals, Inc. (a)(b)	125,000	876,250
Corcept Therapeutics, Inc. (a)(b)	135,000	3,210,300
CRISPR Therapeutics AG (a)(b)	10,000	607,700
Editas Medicine, Inc. (a)(b)	10,000	118,300
Exelixis, Inc. (a)(b)	25,000	520,500
Gilead Sciences, Inc. (a)	30,000	1,854,300
Halozyme Therapeutics, Inc. (a)(b)	9,000	396,000
Incyte Corporation (a)(b)	9,000	683,730

28

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 96.4% (continued)	Shares	Value
Health Care — 15.9% (continued)
Biotech & Pharma — 10.2% (continued)
Innoviva, Inc. (a)(b)	275,000	$4,059,000
Ironwood Pharmaceuticals, Inc. (a)(b)	150,000	1,729,500
Jazz Pharmaceuticals plc (a)(b)	5,000	780,050
Johnson & Johnson	3,000	532,530
Neurocrine Biosciences, Inc. (a)(b)	30,000	2,924,400
Pfizer, Inc. (a)	90,000	4,718,700
Prothena Corporation plc (a)(b)	15,000	407,250
Regeneron Pharmaceuticals, Inc. (a)(b)	10,000	5,911,300
Rigel Pharmaceuticals, Inc. (b)	150,000	169,500
Sage Therapeutics, Inc. (a)(b)	25,000	807,500
Supernus Pharmaceuticals, Inc. (a)(b)	125,000	3,615,000
Vanda Pharmaceuticals, Inc. (a)(b)	150,000	1,635,000
Vertex Pharmaceuticals, Inc. (a)(b)	12,000	3,381,480
Viatris, Inc. (a)	50,000	523,500
		51,775,680
Health Care Facilities & Services — 3.7%
Cigna Corporation (a)	6,000	1,581,120
CVS Health Corporation (a)	45,000	4,169,700
Fulgent Genetics, Inc. (a)(b)	15,000	817,950
HCA Healthcare, Inc. (a)	18,000	3,025,080
Laboratory Corporation of America Holdings (a)	12,500	2,929,500
Patterson Companies, Inc.	30,000	909,000
Quest Diagnostics, Inc. (a)	25,000	3,324,500
Universal Health Services, Inc. - Class B (a)	20,000	2,014,200
		18,771,050
Medical Equipment & Devices — 2.0%
Co-Diagnostics, Inc. (a)(b)	35,000	196,350
Hologic, Inc. (a)(b)	45,000	3,118,500
Illumina, Inc. (b)	7,500	1,382,700
Inogen, Inc. (a)(b)	60,000	1,450,800
Meridian Bioscience, Inc. (a)(b)	60,000	1,825,200
QuidelOrtho Corporation (a)(b)	6,000	583,080
Waters Corporation (a)(b)	5,000	1,654,900
		10,211,530

29

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 96.4% (continued)	Shares	Value
Industrials — 5.3%
Commercial Support Services — 0.7%
ASGN, Inc. (a)(b)	6,000	$541,500
H&R Block, Inc. (a)	30,000	1,059,600
Robert Half International, Inc. (a)	24,000	1,797,360
		3,398,460
Electrical Equipment — 0.8%
Allegion plc (a)	15,000	1,468,500
Atkore, Inc. (a)(b)	30,000	2,490,300
WidePoint Corporation (b)	109,000	260,510
		4,219,310
Industrial Intermediate Products — 0.2%
Proto Labs, Inc. (a)(b)	25,000	1,196,000

Industrial Support Services — 0.3%
WESCO International, Inc. (a)(b)	15,000	1,606,500

Machinery — 0.2%
Evoqua Water Technologies Corporation (a)(b)	25,000	812,750
Ichor Holdings Ltd. (a)(b)	5,000	129,900
		942,650
Transportation & Logistics — 3.1%
Atlas Air Worldwide Holdings, Inc. (a)(b)	35,000	2,159,850
C.H. Robinson Worldwide, Inc. (a)	25,000	2,534,250
Expeditors International of Washington, Inc. (a)	35,000	3,411,100
Knight-Swift Transportation Holdings, Inc. (a)	75,000	3,471,750
Landstar System, Inc. (a)	7,500	1,090,650
Matson, Inc. (a)	25,000	1,822,000
United Parcel Service, Inc. - Class B (a)	6,000	1,095,240
		15,584,840
Materials — 5.9%
Chemicals — 1.6%
AdvanSix, Inc.	75,000	2,508,000
LyondellBasell Industries N.V. - Class A (a)	35,000	3,061,100
Mosaic Company (The) (a)	20,000	944,600
Valvoline, Inc. (a)	30,000	864,900
Westlake Corporation	9,000	882,180
		8,260,780

30

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 96.4% (continued)	Shares	Value
Materials — 5.9% (continued)
Containers & Packaging — 1.0%
Berry Global Group, Inc. (a)(b)	60,000	$3,278,400
Greif, Inc. - Class A (a)	30,000	1,871,400
		5,149,800
Forestry, Paper & Wood Products — 0.5%
Boise Cascade Company (a)	45,000	2,677,050

Metals & Mining — 2.8%
Agnico Eagle Mines Ltd. (a)	60,000	2,745,600
AngloGold Ashanti Ltd. - ADR (a)	60,000	887,400
Barrick Gold Corporation (a)	225,000	3,980,250
Encore Wire Corporation	15,000	1,558,800
Kinross Gold Corporation (a)	125,000	447,500
Newmont Corporation (a)	55,000	3,281,850
Royal Gold, Inc. (a)	10,000	1,067,800
		13,969,200
Real Estate — 0.1%
Real Estate Services — 0.1%
Jones Lang LaSalle, Inc. (a)(b)	2,500	437,150

Technology — 20.9%
Semiconductors — 5.6%
Amkor Technology, Inc. (a)	180,000	3,051,000
Applied Materials, Inc. (a)	30,000	2,729,400
Axcelis Technologies, Inc. (a)(b)	35,000	1,919,400
Cirrus Logic, Inc. (a)(b)	60,000	4,352,400
Intel Corporation (a)	90,000	3,366,900
IPG Photonics Corporation (a)(b)	10,000	941,300
KLA Corporation	3,000	957,240
Kulicke & Soffa Industries, Inc. (a)	36,000	1,541,160
MaxLinear, Inc. (a)(b)	15,000	509,700
Photronics, Inc. (a)(b)	90,000	1,753,200
Power Integrations, Inc. (a)	12,000	900,120
QUALCOMM, Inc. (a)	50,000	6,387,000
		28,408,820
Software — 4.2%
Akamai Technologies, Inc. (a)(b)	30,000	2,739,900
Concentrix Corporation (a)	12,500	1,695,500

31

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 96.4% (continued)	Shares	Value
Technology — 20.9% (continued)
Software — 4.2% (continued)
Ebix, Inc. (a)	85,000	$1,436,500
IonQ, Inc (a)(b)	200,000	876,000
Microsoft Corporation (a)	5,000	1,284,150
Oracle Corporation (a)	25,000	1,746,750
Qualys, Inc. (a)(b)	15,000	1,892,100
Red Violet, Inc. (a)(b)	2,500	47,600
SS&C Technologies Holdings, Inc. (a)	9,000	522,630
Tenable Holdings, Inc. (a)(b)	25,000	1,135,250
Thryv Holdings, Inc. (a)(b)	25,000	559,750
Upstart Holdings, Inc. (a)(b)	2,500	79,050
VMware, Inc. - Class A (a)	42,000	4,787,160
Ziff Davis, Inc. (a)(b)	35,000	2,608,550
		21,410,890
Technology Hardware — 7.8%
Apple, Inc.	10,000	1,367,200
Arista Networks, Inc. (a)(b)	9,000	843,660
Aviat Networks, Inc. (a)(b)	15,000	375,600
Ciena Corporation (a)(b)	60,000	2,742,000
Cisco Systems, Inc. (a)	75,000	3,198,000
Clearfield, Inc. (a)(b)	60,000	3,717,000
Dell Technologies, Inc. - Class C (a)	45,000	2,079,450
F5, Inc. (a)(b)	20,000	3,060,800
Fabrinet (a)(b)	15,000	1,216,500
HP, Inc. (a)	50,000	1,639,000
Jabil, Inc. (a)	25,000	1,280,250
Juniper Networks, Inc. (a)	125,000	3,562,500
Lumentum Holdings, Inc. (a)(b)	9,000	714,780
NetApp, Inc. (a)	75,000	4,893,000
Pitney Bowes, Inc. (a)	120,000	434,400
Seagate Technology Holdings plc (a)	35,000	2,500,400
Super Micro Computer, Inc. (a)(b)	40,000	1,614,000
Turtle Beach Corporation (a)(b)	125,000	1,528,750
Ubiquiti, Inc. (a)	10,000	2,482,100
		39,249,390
Technology Services — 3.3%
Block, Inc. - Class A (a)(b)	15,000	921,900
Cognizant Technology Solutions Corporation - Class A (a)	85,000	5,736,650

32

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 96.4% (continued)	Shares	Value
Technology — 20.9% (continued)
Technology Services — 3.3% (continued)
FactSet Research Systems, Inc. (a)	6,000	$2,307,420
Infosys Ltd. - ADR (a)	180,000	3,331,800
Maximus, Inc. (a)	30,000	1,875,300
PayPal Holdings, Inc. (a)(b)	35,000	2,444,400
		16,617,470
Utilities — 0.7%
Electric Utilities — 0.7%
NRG Energy, Inc. (a)	90,000	3,435,300

Total Common Stocks (Cost $562,317,951)		$488,611,664

EXCHANGE-TRADED FUNDS — 0.2%
iShares Gold Trust (a)(b)	15,000	$514,650
SPDR Gold Shares (a)(b)	2,500	421,150
Total Exchange-Traded Funds (Cost $926,237)		$935,800

WARRANTS — 0.0% (c)
Energy — 0.0% (c)
Oil & Gas Services & Equipment — 0.0% (c)
Nabors Industries Ltd., expires 06/11/2026 (Cost $0)	8,000	$255,840

EXCHANGE-TRADED PUT OPTION CONTRACTS — 3.6%	Contracts	Notional Amount	Value
Russell 2000 Index Option, 08/19/2022 at $1,700	1,150	$196,418,850	$8,539,900
S&P 500® Index Option, 08/19/2022 at $3,750	750	203,903,500	9,522,750
Total Put Option Contracts (Cost $16,577,543)		$480,322,450	$18,062,650

Total Investments at Value — 100.2% (Cost $579,821,731)			$507,865,954

33

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2022

MONEY MARKET FUNDS — 30.9%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.36% (d) (Cost $156,688,061)	156,688,061	$156,688,061

Total Investments and Money Market Funds at Value — 131.1% (Cost $736,509,792)		$664,554,015

Written Call Option Contracts — (30.8%)		(155,999,700)

Liabilities in Excess of Other Assets — (0.3%)		(1,557,367)

Net Assets — 100.0%		$506,996,948

ADR - American Depositary Receipt.
(a)	All or a portion of the security is used as collateral to cover written call options. The total value of the securities held as collateral as of June 30, 2022 was $465,570,994.
(b)	Non-income producing security.
(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of June 30, 2022.
See accompanying notes to financial statements.

34

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
June 30, 2022

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Russell 2000 Index Option	1,150	$196,418,850	$1,200	09/16/2022	$58,955,900
S&P 500® Index Option	700	264,976,600	2,400	09/16/2022	97,043,800
Total Written Call Option Contracts (Premiums received $180,627,979)		$461,395,450			$155,999,700

See accompanying notes to financial statements.

35

Hussman Strategic Allocation Fund Schedule of Investments
June 30, 2022

COMMON STOCKS — 81.7%	Shares	Value
Communications — 7.6%
Advertising & Marketing — 0.3%
Omnicom Group, Inc. (a)	1,000	$63,610

Cable & Satellite — 0.9%
Comcast Corporation - Class A (a)	2,000	78,480
Sirius XM Holdings, Inc. (a)	20,000	122,600
		201,080
Entertainment Content — 1.2%
AMC Networks, Inc. - Class A (a)(b)	3,200	93,184
Paramount Global - Class B (a)	3,600	88,848
Warner Bros. Discovery, Inc. (a)(b)	5,483	73,582
		255,614
Internet Media & Services — 3.4%
Alphabet, Inc. - Class C (a)(b)	140	306,243
Baidu, Inc. - ADR (a)(b)	500	74,365
CarGurus, Inc. (a)(b)	1,200	25,788
Meta Platforms, Inc. - Class A (a)(b)	1,000	161,250
Netflix, Inc. (a)(b)	500	87,435
Shutterstock, Inc. (a)	1,500	85,965
		741,046
Publishing & Broadcasting — 1.2%
Entravision Communications Corporation - Class A (a)	1,000	4,560
Gray Television, Inc. (a)	8,000	135,120
Nexstar Media Group, Inc. - Class A (a)	500	81,440
TEGNA, Inc. (a)	2,000	41,940
		263,060
Telecommunications — 0.6%
AT&T, Inc.	1,000	20,960
Lumen Technologies, Inc. (a)	2,000	21,820
Verizon Communications, Inc. (a)	1,500	76,125
		118,905
Consumer Discretionary — 15.0%
Apparel & Textile Products — 0.5%
Carter’s, Inc. (a)	1,000	70,480
Fossil Group, Inc. (a)(b)	800	4,136
Movado Group, Inc. (a)	1,000	30,930
		105,546

36

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 81.7% (continued)	Shares	Value
Consumer Discretionary — 15.0% (continued)
Automotive — 0.4%
Ford Motor Company (a)	4,000	$44,520
Harley-Davidson, Inc. (a)	1,000	31,660
		76,180
Consumer Services — 0.7%
Franchise Group, Inc. (a)	500	17,535
Graham Holdings Company - Class B (a)	100	56,684
Perdoceo Education Corporation (a)(b)	1,000	11,780
Stride, Inc. (a)(b)	1,600	65,264
		151,263
E-Commerce Discretionary — 1.9%
1-800-FLOWERS.COM, Inc. - Class A (b)	3,000	28,530
Amazon.com, Inc. (a)(b)	2,200	233,662
eBay, Inc. (a)	1,000	41,670
Etsy, Inc. (a)(b)	1,200	87,852
PetMed Express, Inc.	1,000	19,900
		411,614
Home & Office Products — 0.7%
ACCO Brands Corporation (a)	5,000	32,650
Hamilton Beach Brands Holding Company - Class A (a)	2,000	24,820
iRobot Corporation (a)(b)	1,000	36,750
Tempur Sealy International, Inc. (a)	2,400	51,288
		145,508
Home Construction — 0.9%
Century Communities, Inc. (a)	1,000	44,970
D.R. Horton, Inc. (a)	400	26,476
Forestar Group, Inc. (a)(b)	1,000	13,690
Lennar Corporation - Class A (a)	200	14,114
LGI Homes, Inc. (a)(b)	200	17,380
M/I Homes, Inc. (a)(b)	800	31,728
Taylor Morrison Home Corporation (a)(b)	1,000	23,360
TRI Pointe Homes, Inc. (b)	1,000	16,870
		188,588
Leisure Facilities & Services — 0.9%
Brinker International, Inc. (a)(b)	2,000	44,060
Starbucks Corporation (a)	2,000	152,780
		196,840

37

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 81.7% (continued)	Shares	Value
Consumer Discretionary — 15.0% (continued)
Leisure Products — 0.8%
Mattel, Inc. (b)	500	$11,165
Thor Industries, Inc. (a)	700	52,311
Winnebago Industries, Inc. (a)	1,000	48,560
YETI Holdings, Inc. (a)(b)	1,200	51,924
		163,960
Retail - Discretionary — 7.8%
Abercrombie & Fitch Company - Class A (b)	1,000	16,920
AutoNation, Inc. (a)(b)	400	44,704
AutoZone, Inc. (a)(b)	20	42,982
Big 5 Sporting Goods Corporation (a)	5,000	56,050
Buckle, Inc. (The) (a)	5,000	138,450
CarMax, Inc. (a)(b)	200	18,096
Chico’s FAS, Inc. (a)(b)	4,000	19,880
Dick’s Sporting Goods, Inc. (a)	2,000	150,740
Duluth Holdings, Inc. - Class B (a)(b)	6,000	57,240
Express, Inc. (b)	10,000	19,600
Foot Locker, Inc. (a)	1,200	30,300
Gap, Inc. (The) (a)	500	4,120
Genesco, Inc. (a)(b)	1,000	49,910
Hibbett, Inc. (a)	1,400	61,194
Home Depot, Inc. (The)	300	82,281
Kohl’s Corporation (a)	2,500	89,225
Lowe’s Companies, Inc. (a)	200	34,934
lululemon athletica, inc. (b)	250	68,153
Macy’s, Inc. (a)	8,000	146,560
MarineMax, Inc. (a)(b)	2,000	72,240
O’Reilly Automotive, Inc. (a)(b)	100	63,176
Penske Automotive Group, Inc. (a)	400	41,876
Sally Beauty Holdings, Inc. (a)(b)	6,000	71,520
Tractor Supply Company (a)	200	38,770
Ulta Beauty, Inc. (a)(b)	200	77,096
Urban Outfitters, Inc. (a)(b)	3,000	55,980
Williams-Sonoma, Inc. (a)	800	88,760
Zumiez, Inc. (a)	2,000	52,000
		1,692,757
Wholesale - Discretionary — 0.4%
Educational Development Corporation (a)	1,800	7,596

38

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 81.7% (continued)	Shares	Value
Consumer Discretionary — 15.0% (continued)
Wholesale - Discretionary — 0.4% (continued)
LKQ Corporation (a)	1,800	$88,362
		95,958
Consumer Staples — 8.8%
Beverages — 0.7%
National Beverage Corporation (a)	1,000	48,940
PepsiCo, Inc. (a)	550	91,663
		140,603
Food — 3.2%
B&G Foods, Inc. (a)	5,000	118,900
BellRing Brands, Inc. (a)(b)	1,000	24,890
Campbell Soup Company (a)	2,200	105,710
General Mills, Inc. (a)	1,000	75,450
Herbalife Nutrition Ltd. (a)(b)	1,200	24,540
J.M. Smucker Company (The) (a)	400	51,204
Kellogg Company (a)	2,000	142,680
Kraft Heinz Company (The) (a)	1,500	57,210
Phibro Animal Health Corporation - Class A (a)	1,000	19,130
USANA Health Sciences, Inc. (a)(b)	1,000	72,360
		692,074
Household Products — 0.6%
Clorox Company (The) (a)	200	28,196
Colgate-Palmolive Company (a)	400	32,056
Kimberly-Clark Corporation (a)	200	27,030
Nu Skin Enterprises, Inc. - Class A (a)	1,000	43,300
		130,582
Retail - Consumer Staples — 2.9%
Albertsons Companies, Inc.	1,000	26,720
Big Lots, Inc. (a)	3,000	62,910
BJ’s Wholesale Club Holdings, Inc. (a)(b)	500	31,160
Ingles Markets, Inc. - Class A (a)	1,000	86,750
Kroger Company (The) (a)	800	37,864
Natural Grocers by Vitamin Cottage, Inc. (a)	3,000	47,850
Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	300	17,625
Sprouts Farmers Market, Inc. (a)(b)	6,500	164,580
Target Corporation (a)	300	42,369
Walgreens Boots Alliance, Inc. (a)	2,400	90,960

39

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 81.7% (continued)	Shares	Value
Consumer Staples — 8.8% (continued)
Retail - Consumer Staples — 2.9% (continued)
Walmart, Inc.	200	$24,316
		633,104
Wholesale - Consumer Staples — 1.4%
Andersons, Inc. (The) (a)	3,000	98,970
United Natural Foods, Inc. (a)(b)	5,000	197,000
		295,970
Energy — 2.5%
Oil & Gas Producers — 1.9%
California Resources Corporation (a)	2,400	92,400
Callon Petroleum Company (a)(b)	1,000	39,200
Continental Resources, Inc. (a)	1,200	78,420
Laredo Petroleum, Inc. (a)(b)	1,200	82,728
Ovintiv, Inc. (a)	1,000	44,190
Range Resources Corporation (a)(b)	1,000	24,750
SM Energy Company (a)	1,600	54,704
		416,392
Oil & Gas Services & Equipment — 0.2%
Nabors Industries Ltd. (a)(b)	400	53,560

Renewable Energy — 0.4%
Canadian Solar, Inc. (a)(b)	1,000	31,140
First Solar, Inc. (a)(b)	50	3,407
JinkoSolar Holding Company Ltd. - ADR (a)(b)	600	41,508
		76,055
Financials — 6.7%
Asset Management — 0.7%
BrightSphere Investment Group, Inc. (a)	2,000	36,020
Federated Hermes, Inc. (a)	1,400	44,506
Invesco Ltd. (a)	5,000	80,650
		161,176
Banking — 1.4%
Associated Banc-Corp (a)	1,000	18,260
Citizens Financial Group, Inc. (a)	1,594	56,890
Customers Bancorp, Inc. (a)(b)	2,500	84,750
Hope Bancorp, Inc. (a)	2,000	27,680
Kearny Financial Corporation (a)	3,000	33,330
New York Community Bancorp, Inc. (a)	4,000	36,520

40

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 81.7% (continued)	Shares	Value
Financials — 6.7% (continued)
Banking — 1.4% (continued)
Wells Fargo & Company (a)	1,000	$39,170
		296,600
Institutional Financial Services — 1.2%
Cboe Global Markets, Inc. (a)	800	90,552
Evercore, Inc. - Class A (a)	1,000	93,610
Houlihan Lokey, Inc. (a)	500	39,465
StoneX Group, Inc. (b)	400	31,228
		254,855
Insurance — 2.7%
Aflac, Inc. (a)	1,000	55,330
Allstate Corporation (The) (a)	800	101,384
Lincoln National Corporation (a)	1,000	46,770
NMI Holdings, Inc. - Class A (a)(b)	1,000	16,650
Old Republic International Corporation (a)	5,000	111,800
Progressive Corporation (The) (a)	300	34,881
Prudential Financial, Inc. (a)	1,200	114,816
Unum Group (a)	3,000	102,060
		583,691
Specialty Finance — 0.7%
American Express Company (a)	750	103,965
Navient Corporation (a)	3,000	41,970
		145,935
Health Care — 13.5%
Biotech & Pharma — 8.6%
AbbVie, Inc. (a)	1,000	153,160
Alkermes plc (a)(b)	500	14,895
Amgen, Inc.	350	85,155
Amneal Pharmaceuticals, Inc. (a)(b)	5,000	15,900
Biogen, Inc. (a)(b)	700	142,758
Catalyst Pharmaceuticals, Inc. (a)(b)	5,000	35,050
Corcept Therapeutics, Inc. (a)(b)	4,500	107,010
CRISPR Therapeutics AG (a)(b)	400	24,308
Editas Medicine, Inc. (a)(b)	400	4,732
Exelixis, Inc. (a)(b)	1,000	20,820
Gilead Sciences, Inc. (a)	1,200	74,172
Halozyme Therapeutics, Inc. (b)	300	13,200
Incyte Corporation (b)	300	22,791

41

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 81.7% (continued)	Shares	Value
Health Care — 13.5% (continued)
Biotech & Pharma — 8.6% (continued)
Innoviva, Inc. (a)(b)	10,000	$147,600
Ironwood Pharmaceuticals, Inc. (a)(b)	6,000	69,180
Jazz Pharmaceuticals plc (a)(b)	200	31,202
Johnson & Johnson	100	17,751
Neurocrine Biosciences, Inc. (a)(b)	1,200	116,976
Pfizer, Inc. (a)	3,000	157,290
Prothena Corporation plc (a)(b)	600	16,290
Regeneron Pharmaceuticals, Inc. (a)(b)	350	206,896
Rigel Pharmaceuticals, Inc. (b)	6,000	6,780
Sage Therapeutics, Inc. (a)(b)	1,000	32,300
Supernus Pharmaceuticals, Inc. (a)(b)	5,000	144,600
Vanda Pharmaceuticals, Inc. (a)(b)	6,000	65,400
Vertex Pharmaceuticals, Inc. (a)(b)	400	112,716
Viatris, Inc. (a)	2,000	20,940
		1,859,872
Health Care Facilities & Services — 3.2%
Cigna Corporation (a)	200	52,704
CVS Health Corporation (a)	1,500	138,990
Fulgent Genetics, Inc. (a)(b)	500	27,265
HCA Healthcare, Inc. (a)	600	100,836
Laboratory Corporation of America Holdings (a)	500	117,180
Patterson Companies, Inc.	1,000	30,300
Quest Diagnostics, Inc. (a)	1,000	132,980
Universal Health Services, Inc. - Class B (a)	800	80,568
		680,823
Medical Equipment & Devices — 1.7%
Co-Diagnostics, Inc. (a)(b)	1,000	5,610
Hologic, Inc. (a)(b)	1,500	103,950
Illumina, Inc. (a)(b)	300	55,308
Inogen, Inc. (a)(b)	2,400	58,032
Meridian Bioscience, Inc. (a)(b)	2,000	60,840
QuidelOrtho Corporation (a)(b)	200	19,436
Waters Corporation (a)(b)	200	66,196
		369,372
Industrials — 4.5%
Commercial Support Services — 0.5%
ASGN, Inc. (b)	200	18,050

42

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 81.7% (continued)	Shares	Value
Industrials — 4.5% (continued)
Commercial Support Services — 0.5% (continued)
H&R Block, Inc. (a)	1,000	$35,320
Robert Half International, Inc. (a)	800	59,912
		113,282
Electrical Equipment — 0.7%
Allegion plc (a)	600	58,740
Atkore, Inc. (a)(b)	1,000	83,010
WidePoint Corporation (b)	800	1,912
		143,662
Industrial Intermediate Products — 0.2%
Proto Labs, Inc. (a)(b)	1,000	47,840

Industrial Support Services — 0.2%
WESCO International, Inc. (a)(b)	500	53,550

Machinery — 0.2%
Evoqua Water Technologies Corporation (a)(b)	1,000	32,510
Ichor Holdings Ltd. (b)	200	5,196
		37,706
Transportation & Logistics — 2.7%
Atlas Air Worldwide Holdings, Inc. (a)(b)	1,400	86,394
C.H. Robinson Worldwide, Inc. (a)	1,000	101,370
Expeditors International of Washington, Inc. (a)	1,200	116,952
Knight-Swift Transportation Holdings, Inc. (a)	2,500	115,725
Landstar System, Inc. (a)	300	43,626
Matson, Inc.	1,000	72,880
United Parcel Service, Inc. - Class B (a)	200	36,508
		573,455
Materials — 5.2%
Chemicals — 1.3%
AdvanSix, Inc.	2,500	83,600
LyondellBasell Industries N.V. - Class A (a)	1,200	104,952
Mosaic Company (The) (a)	800	37,784
Valvoline, Inc. (a)	1,000	28,830
Westlake Corporation	300	29,406
		284,572
Containers & Packaging — 0.9%
Berry Global Group, Inc. (a)(b)	2,400	131,136

43

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 81.7% (continued)	Shares	Value
Materials — 5.2% (continued)
Containers & Packaging — 0.9% (continued)
Greif, Inc. - Class A (a)	1,000	$62,380
		193,516
Forestry, Paper & Wood Products — 0.4%
Boise Cascade Company (a)	1,500	89,235

Metals & Mining — 2.6%
Agnico Eagle Mines Ltd. (a)	2,500	114,400
AngloGold Ashanti Ltd. - ADR (a)	2,500	36,975
Barrick Gold Corporation (a)	9,000	159,210
Encore Wire Corporation (a)	500	51,960
Kinross Gold Corporation (a)	5,000	17,900
Newmont Corporation (a)	2,200	131,274
Royal Gold, Inc. (a)	400	42,712
		554,431
Real Estate — 0.1%
Real Estate Services — 0.1%
Jones Lang LaSalle, Inc. (a)(b)	100	17,486

Technology — 17.3%
Semiconductors — 4.6%
Amkor Technology, Inc. (a)	6,000	101,700
Applied Materials, Inc. (a)	1,000	90,980
Axcelis Technologies, Inc. (a)(b)	1,400	76,776
Cirrus Logic, Inc. (a)(b)	2,000	145,080
Intel Corporation (a)	3,200	119,712
IPG Photonics Corporation (a)(b)	400	37,652
KLA Corporation	100	31,908
Kulicke & Soffa Industries, Inc. (a)	1,200	51,372
MaxLinear, Inc. (b)	500	16,990
Photronics, Inc. (b)	3,000	58,440
Power Integrations, Inc.	400	30,004
QUALCOMM, Inc. (a)	1,700	217,158
		977,772
Software — 3.7%
Akamai Technologies, Inc. (a)(b)	1,200	109,596
Concentrix Corporation (a)	500	67,820
Ebix, Inc. (a)	3,400	57,460

44

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 81.7% (continued)	Shares	Value
Technology — 17.3% (continued)
Software — 3.7% (continued)
IonQ, Inc (a)(b)	8,000	$35,040
Microsoft Corporation	180	46,229
Oracle Corporation (a)	1,000	69,870
Qualys, Inc. (a)(b)	500	63,070
Red Violet, Inc. (b)	100	1,904
SS&C Technologies Holdings, Inc.	300	17,421
Tenable Holdings, Inc. (a)(b)	1,000	45,410
Thryv Holdings, Inc. (a)(b)	1,000	22,390
Upstart Holdings, Inc. (b)	100	3,162
VMware, Inc. - Class A (a)	1,400	159,572
Ziff Davis, Inc. (a)(b)	1,400	104,342
		803,286
Technology Hardware — 6.4%
Apple, Inc.	400	54,688
Arista Networks, Inc. (b)	300	28,122
Aviat Networks, Inc. (a)(b)	500	12,520
Ciena Corporation (a)(b)	2,000	91,400
Cisco Systems, Inc. (a)	2,500	106,600
Clearfield, Inc. (a)(b)	2,000	123,900
Dell Technologies, Inc. - Class C (a)	1,500	69,315
F5, Inc. (a)(b)	750	114,780
Fabrinet (a)(b)	300	24,330
HP, Inc. (a)	2,000	65,560
Jabil, Inc. (a)	1,000	51,210
Juniper Networks, Inc. (a)	5,000	142,500
Lumentum Holdings, Inc. (b)	300	23,826
NetApp, Inc. (a)	2,500	163,100
Pitney Bowes, Inc. (a)	4,000	14,480
Seagate Technology Holdings plc (a)	1,200	85,728
Super Micro Computer, Inc. (a)(b)	1,300	52,455
Turtle Beach Corporation (a)(b)	5,000	61,150
Ubiquiti, Inc. (a)	400	99,284
		1,384,948
Technology Services — 2.6%
Block, Inc. - Class A (a)(b)	500	30,730
Cognizant Technology Solutions Corporation - Class A (a)	3,000	202,470
FactSet Research Systems, Inc. (a)	200	76,914

45

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 81.7% (continued)	Shares	Value
Technology — 17.3% (continued)
Technology Services — 2.6% (continued)
Infosys Ltd. - ADR (a)	6,000	$111,060
Maximus, Inc. (a)	1,000	62,510
PayPal Holdings, Inc. (a)(b)	1,200	83,808
		567,492
Utilities — 0.5%
Electric Utilities — 0.5%
NRG Energy, Inc. (a)	3,000	114,510

Total Common Stocks (Cost $20,543,337)		$17,618,936

EXCHANGE-TRADED FUNDS — 0.2%
iShares Gold Trust (a)(b)	600	$20,586
SPDR Gold Shares (a)(b)	100	16,846
Total Exchange-Traded Funds (Cost $37,240)		$37,432

U.S. TREASURY OBLIGATIONS — 12.8%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 2.4%
0.125%, due 01/15/2031	$555,200	$529,869

U.S. Treasury Notes — 10.4%
0.125%, due 07/31/2022	500,000	499,586
1.500%, due 01/31/2027	500,000	467,520
0.625%, due 08/15/2030	500,000	415,527
0.875%, due 11/15/2030	500,000	423,184
1.125%, due 02/15/2031	500,000	430,703
		2,236,520

Total U.S. Treasury Obligations (Cost $3,057,457)		$2,766,389

WARRANTS — 0.0% (c)	Shares	Value
Energy — 0.0% (c)
Oil & Gas Services & Equipment — 0.0% (c)
Nabors Industries Ltd., expires 06/11/2026 (Cost $0)	240	$7,675

46

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2022

EXCHANGE-TRADED PUT OPTION CONTRACTS — 2.3%	Contracts	Notional Amount	Value
Russell 2000 Index Option, 09/16/2022 at $1,600	40	$6,831,960	$223,640
S&P 500® Index Option, 09/16/2022 at $3,600	25	9,463,450	275,750
Total Put Option Contracts (Cost $545,124)		$16,295,410	$499,390

Total Investments at Value — 97.0% (Cost $24,183,158)			$20,929,822

MONEY MARKET FUNDS — 10.0%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.36% (d) (Cost $2,150,211)	2,150,211	$2,150,211

Total Investments and Money Market Funds at Value – 107.0% (Cost $26,333,369)		$23,080,033

Written Call Option Contracts — (6.4%)		(1,388,810)

Liabilities in Excess of Other Assets — (0.6%)		(118,192)

Net Assets — 100.0%		$21,573,031

ADR - American Depositary Receipt.
(a)	All or a portion of the security is used as collateral to cover written call options. The total value of the securities held as collateral as of June 30, 2022 was $16,471,916.
(b)	Non-income producing security.
(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of June 30, 2022.
See accompanying notes to financial statements.

47

Hussman Strategic Allocation Fund Schedule of Open Written Option Contracts
June 30, 2022

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Russell 2000 Index Option	40	$6,831,960	$1,600	09/16/2022	$652,560
S&P 500® Index Option	25	9,463,450	3,600	09/16/2022	736,250
Total Written Call Option Contracts (Premiums received $2,221,146)		$16,295,410			$1,388,810

See accompanying notes to financial statements.

48

Hussman Strategic Total Return Fund Schedule of Investments
June 30, 2022

COMMON STOCKS — 19.7%	Shares	Value
Energy — 5.7%
Oil & Gas Producers — 3.9%
Callon Petroleum Company (a)	25,000	$980,000
Cheniere Energy Partners, L.P.	20,000	897,400
Continental Resources, Inc.	25,000	1,633,750
DT Midstream, Inc.	500	24,510
Laredo Petroleum, Inc. (a)	30,000	2,068,200
NuStar Energy, L.P.	31,000	434,000
ONEOK, Inc.	985	54,667
PBF Energy, Inc. - Class A (a)	35,000	1,015,700
Range Resources Corporation (a)	30,000	742,500
SM Energy Company	40,000	1,367,600
Valero Energy Corporation	10,000	1,062,800
Williams Companies, Inc. (The)	1,293	40,355
		10,321,482
Oil & Gas Services & Equipment — 1.8%
Halliburton Company	35,000	1,097,600
Helmerich & Payne, Inc.	25,000	1,076,500
Nabors Industries Ltd. (a)	20,000	2,678,000
		4,852,100
Materials — 11.6%
Construction Materials — 0.3%
MDU Resources Group, Inc.	35,000	944,650

Metals & Mining — 11.3%
Agnico Eagle Mines Ltd.	120,000	5,491,200
Alamos Gold, Inc. - Class A	75,000	526,500
AngloGold Ashanti Ltd. - ADR	120,000	1,774,800
B2Gold Corporation	150,000	508,500
Barrick Gold Corporation	450,000	7,960,500
Coeur Mining, Inc. (a)	100,000	304,000
Compania de Minas Buenaventura S.A.A. - ADR	50,000	330,000
Kinross Gold Corporation	250,000	895,000
Newmont Corporation	110,000	6,563,700
Novagold Resources, Inc. (a)	50,000	240,500
Pan American Silver Corporation	30,000	590,100
Royal Gold, Inc.	20,000	2,135,600
Wheaton Precious Metals Corporation	50,000	1,801,500
Yamana Gold, Inc.	125,000	581,250
		29,703,150

49

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 19.7% (continued)	Shares	Value
Real Estate — 0.2%
REITs — 0.2%
Macerich Company (The)	20,000	$174,200
Tanger Factory Outlet Centers, Inc.	20,000	284,400
		458,600
Utilities — 2.2%
Electric & Gas Marketing & Trading — 0.1%
Via Renewables, Inc.	20,000	153,200

Electric Utilities — 1.7%
AES Corporation (The)	1,000	21,010
ALLETE, Inc.	1,000	58,780
Ameren Corporation	100	9,036
American Electric Power Company, Inc.	100	9,594
Avangrid, Inc.	1,000	46,120
Avista Corporation	10,000	435,100
Black Hills Corporation	500	36,385
Consolidated Edison, Inc.	1,000	95,100
Constellation Energy Corporation	3,333	190,848
Dominion Energy, Inc.	500	39,905
DTE Energy Company	100	12,675
Duke Energy Corporation	500	53,605
Edison International	500	31,620
Entergy Corporation	500	56,320
Exelon Corporation	1,000	45,320
FirstEnergy Corporation	1,000	38,390
Hawaiian Electric Industries, Inc.	1,000	40,900
NorthWestern Corporation	1,000	58,930
NRG Energy, Inc.	75,000	2,862,750
Otter Tail Corporation	1,000	67,130
Pinnacle West Capital Corporation	1,000	73,120
Portland General Electric Company	1,000	48,330
PPL Corporation	1,000	27,130
Public Service Enterprise Group, Inc.	500	31,640
Southern Company (The)	500	35,655
		4,425,393

50

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 19.7% (continued)	Shares	Value
Utilities — 2.2% (continued)
Gas & Water Utilities — 0.4%
Global Water Resources, Inc.	1,000	$13,210
UGI Corporation	30,000	1,158,300
		1,171,510

Total Common Stocks (Cost $54,696,589)		$52,030,085

EXCHANGE-TRADED FUNDS — 3.2%
Invesco CurrencyShares British Pound Sterling Trust (a)	20,000	$2,337,200
Invesco CurrencyShares Euro Currency Trust (a)	20,000	1,938,200
Invesco CurrencyShares Japanese Yen Trust (a)	25,000	1,724,375
Invesco CurrencyShares Swiss Franc Trust (a)	5,000	468,987
iShares Gold Trust (a)	30,000	1,029,300
SPDR Gold Shares (a)	5,000	842,300
Total Exchange-Traded Funds (Cost $8,585,008)		$8,340,362

U.S. TREASURY OBLIGATIONS — 73.3%	Par Value	Value
U.S. Treasury Bills (b) — 7.6%
1.500%, due 08/23/2022	$20,000,000	$19,956,766

U.S. Treasury Inflation-Protected Notes — 13.8%
2.500%, due 01/15/2029	13,463,200	15,019,815
0.125%, due 01/15/2030	11,234,900	10,762,942
0.125%, due 01/15/2031	11,104,000	10,606,360
		36,389,117
U.S. Treasury Notes — 51.9%
1.500%, due 08/15/2022	25,000,000	25,001,734
2.000%, due 05/31/2024	25,000,000	24,571,289
1.375%, due 01/31/2025	15,000,000	14,402,637
2.125%, due 05/31/2026	10,000,000	9,675,195
1.500%, due 08/15/2026	25,000,000	23,515,625
1.500%, due 01/31/2027	5,000,000	4,675,195
2.250%, due 11/15/2027	10,000,000	9,605,078
0.625%, due 08/15/2030	10,000,000	8,313,672
0.875%, due 11/15/2030	10,000,000	8,466,016
1.125%, due 02/15/2031	10,000,000	8,615,625
		136,842,066

Total U.S. Treasury Obligations (Cost $200,257,564)		$193,187,949

51

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2022

WARRANTS — 0.1%	Shares	Value
Energy — 0.1%
Oil & Gas Services & Equipment — 0.1%
Nabors Industries Ltd., expires 06/11/2026 (Cost $0)	8,000	$255,840

Total Investments at Value — 96.3% (Cost $263,539,161)		$253,814,236

MONEY MARKET FUNDS — 3.7%
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.36% (c) (Cost $9,770,116)	9,770,116	$9,770,116

Total Investments and Money Market Funds at Value — 100.0% (Cost $273,309,277)		$263,584,352

Other Assets in Excess of Liabilities — 0.0% (d)		103,066

Net Assets — 100.0%		$263,687,418

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(c)	The rate shown is the 7-day effective yield as of June 30, 2022.
(d)	Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

52

Hussman Strategic International Fund Schedule of Investments
June 30, 2022

COMMON STOCKS — 81.7%	Shares	Value
Australia — 5.5%
Accent Group Ltd.	52,000	$44,556
Aurizon Holdings Ltd.	20,000	52,613
BHP Group Ltd.	3,000	85,922
Harvey Norman Holdings Ltd.	24,000	61,553
IPH Ltd.	10,000	56,275
IRESS Ltd.	9,000	71,525
JB Hi-Fi Ltd.	2,800	74,488
Sandfire Resources Ltd.	10,000	30,836
SG Fleet Group Ltd.	32,000	47,306
SmartGroup Corporation Ltd.	10,000	42,261
Sonic Healthcare Ltd.	2,000	45,598
Strabag SE (a)	2,000	84,966
Super Retail Group Ltd.	15,000	88,129
Woodside Energy Group Ltd.	361	7,936
		793,964
Austria — 1.2%
OMV AG	1,200	56,422
Semperit AG Holding	1,500	29,136
Telekom Austria AG (a)	14,000	93,138
		178,696
Belgium — 3.1%
Ackermans & van Haaren N.V.	400	59,827
Bekaert S.A.	1,000	32,702
bpost S.A.	10,000	59,240
Econocom Group S.A./N.V.	28,000	97,884
Etablissements Franz Colruyt N.V.	1,500	40,781
Proximus S.A.	3,000	44,268
Telenet Group Holding N.V.	2,600	54,011
Van de Velde N.V.	1,500	54,320
		443,033
Canada — 10.3%
B2Gold Corporation	10,000	33,870
BRP, Inc.	500	30,770
Canada Goose Holdings, Inc. (a)	1,800	32,468
Canadian Western Bank	4,000	80,884
Celestica, Inc. (a)	7,000	68,081
CI Financial Corporation	7,100	75,397
Dollarama, Inc.	1,700	97,884

53

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 81.7% (continued)	Shares	Value
Canada — 10.3% (continued)
Eldorado Gold Corporation (a)	4,000	$25,511
Great-West Lifeco, Inc.	4,300	104,988
iA Financial Corporation, Inc.	2,000	99,466
IGM Financial, Inc.	3,500	93,802
Kinross Gold Corporation	4,000	14,232
Manulife Financial Corporation	5,500	95,364
North West Company, Inc. (The)	2,500	64,652
Open Text Corporation	1,800	68,083
Parex Resources, Inc.	3,200	54,192
Power Corporation of Canada	4,000	102,915
Royal Bank of Canada	700	67,777
Spin Master Corporation (a)	3,000	97,904
Sun Life Financial, Inc.	1,500	68,726
Tourmaline Oil Corporation	1,400	72,791
Transcontinental, Inc. - Class A	3,000	35,680
		1,485,437
Denmark — 0.7%
Demant A/S (a)	2,800	105,252

France — 7.6%
ALD S.A.	6,500	76,094
Carrefour S.A.	3,000	53,240
Electricite de France S.A.	7,000	57,481
Eurofins Scientific SE	600	47,374
Eutelsat Communications S.A.	8,000	90,258
Ipsen S.A.	500	47,329
IPSOS	1,800	85,838
Manitou BF S.A.	2,000	37,333
Mercialys S.A.	10,600	86,038
Metropole Television S.A.	6,500	96,357
Orange S.A.	4,800	56,546
Publicis Groupe S.A. (a)	1,500	73,751
Sanofi	1,000	100,819
Television Francaise 1 S.A.	10,000	70,922
Vilmorin & Cie S.A.	1,800	75,904
Vivendi SE	5,000	51,011
		1,106,295

54

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 81.7% (continued)	Shares	Value
Germany — 7.0%
Bayerische Motoren Werke AG	1,000	$77,500
CropEnergies AG	5,000	66,685
Daimler Truck Holding AG (a)	3,300	86,885
Deutsche Post AG	1,500	56,619
Deutsche Telekom AG	4,000	79,536
Draegerwerk AG & Company KGaA	1,600	83,593
E.ON SE	6,000	50,525
Fresenius Medical Care AG & Company KGaA	2,000	100,175
Fresenius SE & Company KGaA	3,000	91,211
Hornbach Holding AG & Company KGaA	500	41,135
Mercedes-Benz Group AG	1,200	69,675
ProSiebenSat.1 Media SE	7,500	69,739
SAP SE	1,100	100,239
Volkswagon AG	200	36,567
		1,010,084
Israel — 0.7%
Plus500 Ltd.	5,000	101,896

Italy — 1.7%
A2A S.p.A.	67,000	85,237
ACEA S.p.A.	750	11,115
Azimut Holdings S.p.A.	3,000	52,204
Hera S.p.A.	18,000	52,145
Moncler S.p.A.	1,000	43,075
		243,776
Japan — 19.1%
Asahi Company Ltd.	7,000	66,067
Belluna Company Ltd.	11,500	63,243
Canon, Inc.	3,000	67,979
Daito Trust Construction Company Ltd.	500	43,250
Daiwabo Holdings Company Ltd.	6,000	78,365
Enigmo, Inc.	10,500	37,135
eRex Company Ltd.	5,500	89,139
Feed One Company Ltd.	3,000	15,092
Hokkaido Electric Power Company, Inc.	20,000	72,966
Hokuetsu Corporation	20,000	103,393
Honda Motor Company Ltd.	4,000	96,437
IBJ, Inc.	9,000	50,178

55

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 81.7% (continued)	Shares	Value
Japan — 19.1% (continued)
JAFCO Group Company Ltd.	4,800	$58,034
Japan Post Insurance Company Ltd.	2,000	32,007
Kaga Electronics Company Ltd.	4,000	89,444
Kohnan Shoji Company Ltd.	3,000	81,020
Komeri Company Ltd.	4,500	87,499
Konica Minolta, Inc.	10,000	33,326
KYB Corporation	1,800	41,058
Mitsui-Soko Holdings Company Ltd.	2,000	42,467
Mizuho Leasing Company Ltd.	1,800	41,231
NGK Spark Plug Company Ltd.	4,000	72,553
Nintendo Company Ltd.	125	53,753
Nissha Company Ltd.	4,500	48,685
Nisso Corporation	6,000	25,435
Panasonic Corporation	9,000	72,662
Pharma Foods International Company Ltd.	2,000	20,880
Pressance Corporation	6,000	66,741
RAIZNEXT Corporation	5,000	42,089
Rakuten Group, Inc.	5,000	22,606
Rengo Company Ltd.	6,500	35,315
RS Technologies Company Ltd.	500	23,349
Shimamura Company Ltd.	400	35,144
Sugi Holdings Company Ltd.	1,000	43,923
Sumitomo Chemical Company Ltd.	13,500	52,831
Sumitomo Rubber Industries Ltd.	4,000	34,204
Sundrug Company Ltd.	4,000	89,448
T&D Holdings, Inc.	4,000	47,879
Takasago International Corporation	4,000	71,954
Takeda Pharmaceutical Company Ltd.	2,500	70,216
TerraSky Company Ltd. (a)	1,800	19,541
Tomoku Company Ltd.	3,000	33,199
Toppan, Inc.	3,000	50,048
Towa Pharmaceutical Company Ltd.	5,500	99,832
Toyo Construction Company Ltd.	5,000	32,928
Toyota Motor Corporation	5,000	77,141
Transcosmos, Inc.	2,000	51,603
Wacom Company Ltd.	15,000	93,064
World Holdings Company Ltd.	2,500	40,744

56

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 81.7% (continued)	Shares	Value
Japan — 19.1% (continued)
Z Holdings Corporation	16,000	$46,526
		2,763,623
Luxembourg — 1.2%
Aperam S.A.	1,500	41,650
RTL Group S.A.	2,450	102,594
Solutions 30 SE (a)	8,000	30,030
		174,274
Netherlands — 1.9%
ASR Nederland N.V.	1,300	52,398
Koninklijke Ahold Delhaize N.V.	3,300	85,873
NN Group N.V.	2,000	90,561
PostNL N.V.	15,000	45,431
		274,263
New Zealand — 0.2%
KMD Brands Ltd.	40,000	27,412

Norway — 0.8%
Europris ASA	16,000	75,105
Nordic Semiconductor ASA (a)	3,000	47,363
		122,468
Portugal — 1.6%
NOS SGPS S.A.	17,500	70,330
Semapa-Sociedade de Investimento e Gestao	6,000	84,591
Sonae SGPS S.A.	60,000	73,602
		228,523
Spain — 5.3%
Atresmedia Corporacion de Medios de Comunicacion S.A.	23,000	79,731
Enagas S.A.	1,000	22,111
Faes Farma S.A.	15,000	61,158
Indra Sistemas S.A. (a)	9,000	86,165
Laboratorios Farmaceuticos Rovi S.A.	900	55,106
Mapfre S.A.	42,000	74,252
Mediaset Espana Comunicacion S.A. (a)	24,000	98,897
Neinor Homes S.A.	8,000	100,433
Pharma Mar S.A. (a)	1,000	70,688
Prosegur Cia de Seguridad S.A.	25,000	44,314
Telefonica S.A.	15,000	76,562
		769,417

57

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2022

COMMON STOCKS — 81.7% (continued)	Shares	Value
Sweden — 3.0%
Clas Ohlson AB - B Shares	10,000	$103,674
H & M Hennes & Mauritz AB - B Shares	6,000	72,011
Hexpol AB	5,000	42,814
Karo Pharma AB (a)	10,000	49,069
Mekonomen AB	9,500	102,763
Swedish Orphan Biovitrum AB (a)	2,800	60,813
		431,144
Switzerland — 2.8%
Logitech International S.A.	500	26,073
Novartis AG	1,400	118,697
Roche Holdings AG	450	150,440
Swisscom AG	125	69,142
UBS Group AG	3,000	48,502
		412,854
United Kingdom — 8.0%
Airtel Africa plc	30,000	49,837
B & M European Value Retail S.A.	17,500	78,316
BAE Systems plc	5,000	50,619
BT Group plc	30,000	68,181
Centamin plc	30,000	28,681
Domino’s Pizza Group plc	20,000	67,972
FDM Group Holdings plc	1,500	15,689
GSK plc	7,000	150,858
Halfords Group plc	25,000	43,635
Hikma Pharmaceuticals plc	2,000	39,460
IG Group Holdings plc	11,000	92,838
Jupiter Fund Management plc	8,000	14,388
Luceco plc	15,000	18,763
Rio Tinto plc	1,200	71,742
Royal Mail plc	16,000	52,854
Softcat plc	5,000	80,484
SThree plc	5,000	21,645
Unilever plc	2,500	113,947
Watches of Switzerland Group plc (a)	5,000	47,381
Watkins Jones plc	20,000	53,736
		1,161,026

Total Common Stocks (Cost $14,243,040)		$11,833,437

58

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2022

EXCHANGE-TRADED PUT OPTION CONTRACTS — 0.6%	Contracts	Notional Amount	Value
S&P 500® Index Option, 07/15/2022 at $3,800 (Cost $182,945)	11	$4,163,918	$93,500

Total Investments at Value — 82.3% (Cost $14,425,985)			$11,926,937

MONEY MARKET FUNDS — 10.8%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.36% (b) (Cost $1,564,340)	1,564,340	$1,564,340

Total Investments and Money Market Funds at Value — 93.1% (Cost $15,990,325)		$13,491,277

Other Assets in Excess of Liabilities — 6.9%		992,396

Net Assets — 100.0%		$14,483,673

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2022.
See accompanying notes to financial statements.

59

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2022

Common Stocks by Sector/Industry	% of Net Assets
Communications — 10.9%
Advertising & Marketing	1.1%
Cable & Satellite	0.9%
Diversified Telecommunication Services	0.5%
Entertainment Content	0.3%
Internet Media & Services	0.7%
Publishing & Broadcasting	3.6%
Telecommunications	3.8%
Consumer Discretionary — 14.6%
Apparel & Textile Products	0.8%
Automotive	3.8%
Home Construction	0.5%
Leisure Facilities & Services	0.8%
Leisure Products	0.9%
Retail - Discretionary	5.6%
Wholesale - Discretionary	2.2%
Consumer Staples — 6.7%
Food	0.1%
Household Products	0.8%
Retail - Consumer Staples	5.8%
Energy — 1.8%
Oil & Gas Producers	1.3%
Renewable Energy	0.5%
Financials — 10.6%
Asset Management	2.0%
Banking	1.0%
Institutional Financial Services	0.6%
Insurance	5.3%
Specialty Finance	1.7%
Health Care — 10.7%
Biotech & Pharma	8.2%
Health Care Facilities & Services	1.6%
Medical Equipment & Devices	0.9%
Industrials — 8.2%
Aerospace & Defense	0.4%
Air Freight & Logistics	0.3%
Commercial Support Services	2.7%
Electrical Equipment	0.1%
Engineering & Construction	1.5%
Industrial Intermediate Products	0.5%
Machinery	0.3%

60

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2022

Common Stocks by Sector/Industry (continued)	% of Net Assets
Industrials — 8.2% (continued)
Transportation & Logistics	1.8%
Transportation Equipment	0.6%
Materials — 5.4%
Chemicals	1.4%
Containers & Packaging	0.4%
Forestry, Paper & Wood Products	1.3%
Metals & Mining	2.0%
Steel	0.3%
Real Estate — 2.0%
Real Estate Owners & Developers	1.1%
Real Estate Services	0.3%
REITs	0.6%
Technology — 7.8%
Semiconductors	0.3%
Software	1.7%
Technology Hardware	3.8%
Technology Services	2.0%
Utilities — 3.0%
Electric Utilities	2.9%
Gas & Water Utilities	0.1%
81.7%

See accompanying notes to financial statements.

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
June 30, 2022

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation*
FUTURES
Mini MSCI EAFE Index Future	80	09/16/2022	$7,426,400	$279,402

*

Includes cumulative appreciation (depreciation) of futures contracts from the date that contracts were opened through June 30, 2022. Only current day variation margin is reported on the Statements of Assets and Liabilities.

See accompanying notes to financial statements.

61

Hussman Investment Trust Statements of Assets and Liabilities
June 30, 2022

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund
ASSETS
Investments in securities:
At cost	$579,821,731	$24,183,158
At value (Note 1)	$507,865,954	$20,929,822
Investments in money market funds	156,688,061	2,150,211
Cash	30,696	1,023
Receivable for capital shares sold	501,709	—
Receivable for investments securities sold	13,413,600	—
Dividends and interest receivable	424,859	20,706
Tax reclaims receivable	8,509	—
Other assets	67,869	29,926
Total Assets	679,001,257	23,131,688

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $180,627,979 and $2,221,146)	155,999,700	1,388,810
Distributions payable	—	1,281
Payable for capital shares redeemed	107,091	2,678
Payable for investment securities purchased	15,389,555	123,179
Accrued investment advisory fees (Note 3)	388,471	2,899
Payable to administrator (Note 3)	45,300	6,660
Other accrued expenses	74,192	33,150
Total Liabilities	172,004,309	1,558,657
CONTINGENCIES AND COMMITMENTS (NOTES 8 & 9)	—	—
NET ASSETS	$506,996,948	$21,573,031

Net assets consist of:
Paid-in capital	$1,350,556,027	$20,942,898
Distributable earnings (accumulated deficit)	(843,559,079)	630,133
NET ASSETS	$506,996,948	$21,573,031

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	71,975,832	1,974,637

Net asset value, offering price and redemption price per share (a) (Note 1)	$7.04	$10.93

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

62

Hussman Investment Trust Statements of Assets and Liabilities (continued)
June 30, 2022

	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
ASSETS
Investments in securities:
At cost	$263,539,161	$14,425,985
At value (Note 1)	$253,814,236	$11,926,937
Investments in money market funds	9,770,116	1,564,340
Margin deposits for futures contracts (Note 1)	—	1,100,766
Variation margin receivable (Notes 1 and 4)	—	33,079
Receivable for capital shares sold	11,751	515
Receivable for investments securities sold	—	—
Receivable from Adviser (Note 3)	—	10,784
Dividends and interest receivable	799,831	18,945
Tax reclaims receivable	—	43,362
Other assets	78,941	43,854
Total Assets	264,474,875	14,742,582

LIABILITIES
Distributions payable	154,459	—
Payable for capital shares redeemed	450,008	158
Payable for investment securities purchased	—	205,925
Accrued investment advisory fees (Note 3)	113,216	—
Payable to administrator (Note 3)	26,200	7,060
Other accrued expenses	43,574	45,766
Total Liabilities	787,457	258,909
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—	—
NET ASSETS	$263,687,418	$14,483,673

Net assets consist of:
Paid-in capital	$313,728,375	$30,508,167
Accumulated deficit	(50,040,957)	(16,024,494)
NET ASSETS	$263,687,418	$14,483,673

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	18,961,954	1,835,594

Net asset value, offering price and redemption price per share (a) (Note 1)	$13.91	$7.89

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

63

Hussman Investment Trust Statements of Operations
For the Year Ended June 30, 2022

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund
INVESTMENT INCOME
Dividends	$7,797,258	$287,676
Foreign withholding taxes on dividends	(35,800)	(1,598)
Interest	—	61,561
Total Investment Income	7,761,458	347,639

EXPENSES
Investment advisory fees (Note 3)	3,692,199	155,649
Administration fees (Note 3)	287,385	24,000
Transfer agent, account maintenance and shareholder services fees (Note 3)	260,088	20,023
Trustees’ fees (Note 3)	72,375	72,375
Fund accounting fees (Note 3)	70,998	32,081
Registration and filing fees	47,943	26,582
Legal fees	40,670	32,141
Custodian and bank service fees	55,758	15,340
Insurance expense	60,266	2,951
Postage and supplies	36,826	10,992
Audit and tax services fees	19,000	18,500
Compliance service fees (Note 3)	27,767	5,984
Printing of shareholder reports	11,040	4,181
Pricing fees	6,112	4,199
Other expenses	6,303	6,093
Total Expenses	4,694,730	431,091
Previous fee waivers and Fund expenses recovered by the Adviser (Note 3)	18,924	—
Less fee waivers and Fund expenses absorbed by the Adviser (Note 3)	—	(171,615)
Net Expenses	4,713,654	259,476

NET INVESTMENT INCOME	3,047,804	88,163

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains from:
Investments	57,685,348	765,793
Written option contracts (Note 4)	43,605,661	2,000,277
Net change in unrealized appreciation (depreciation) on:
Investments	(120,952,911)	(4,692,633)
Written option contracts (Note 4)	36,202,414	1,147,643

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	16,540,512	(778,920)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,588,316	$(690,757)

See accompanying notes to financial statements.

64

Hussman Investment Trust Statements of Operations (continued)
For the Year Ended June 30, 2022

	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
INVESTMENT INCOME
Dividend income	$1,435,466	$559,517
Foreign withholding taxes on dividends	(65,608)	(80,914)
Interest	5,508,621	—
Total Investment Income	6,878,479	478,603

EXPENSES
Investment advisory fees (Note 3)	1,386,202	140,366
Administration fees (Note 3)	194,002	24,000
Transfer agent, account maintenance and shareholder services fees (Note 3)	143,244	36,678
Trustees’ fees (Note 3)	72,375	72,375
Fund accounting fees (Note 3)	57,715	37,479
Registration and filing fees	45,451	34,697
Legal fees	32,141	32,141
Insurance expense	49,182	2,702
Custodian and bank service fees	20,685	30,426
Postage and supplies	21,524	18,967
Audit and tax services fees	18,000	20,500
Pricing fees	2,730	29,489
Compliance service fees (Note 3)	24,844	5,571
Printing of shareholder reports	7,798	4,135
Borrowing expense (Note 7)	542	—
Other expenses	12,057	4,998
Total Expenses	2,088,492	494,524
Less fee waivers and Fund expenses absorbed by the Adviser (Note 3)	(10,253)	(199,038)
Net Expenses	2,078,239	295,486

NET INVESTMENT INCOME	4,800,240	183,117

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	4,890,371	1,193,509
Futures contracts (Note 4)	—	1,440,515
Foreign currency transactions	—	(30,931)
Net change in unrealized appreciation (depreciation) on:
Investments	(21,618,297)	(4,058,804)
Futures contracts (Note 4)	—	75,306
Foreign currency translation	—	(4,605)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	(16,727,926)	(1,385,010)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,927,686)	$(1,201,893)

See accompanying notes to financial statements.

65

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Year Ended June 30, 2022	Year Ended June 30, 2021
FROM OPERATIONS
Net investment income	$3,047,804	$304,368
Net realized gains (losses) from:
Investments	57,685,348	117,642,861
Written option contracts	43,605,661	(156,098,054)
Net change in unrealized appreciation (depreciation) on:
Investments	(120,952,911)	52,375,934
Written option contracts	36,202,414	20,470,053
Net increase in net assets resulting from operations	19,588,316	34,695,162

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(1,512,449)	(509,834)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	178,518,334	136,243,478
Net asset value of shares issued in reinvestment of distributions to shareholders	1,329,093	468,051
Proceeds from redemption fees collected (Note 1)	70,224	70,280
Payments for shares redeemed	(103,894,552)	(66,843,256)
Net increase in net assets from capital share transactions	76,023,099	69,938,553

TOTAL INCREASE IN NET ASSETS	94,098,966	104,123,881

NET ASSETS
Beginning of year	412,897,982	308,774,101
End of year	$506,996,948	$412,897,982

CAPITAL SHARE ACTIVITY
Shares sold	26,844,521	20,962,383
Shares reinvested	217,884	76,230
Shares redeemed	(16,061,961)	(10,551,320)
Net increase in shares outstanding	11,000,444	10,487,293
Shares outstanding at beginning of year	60,975,388	50,488,095
Shares outstanding at end of year	71,975,832	60,975,388

See accompanying notes to financial statements.

66

Hussman Strategic Allocation Fund Statements of Changes in Net Assets

	Year Ended June 30, 2022	Year Ended June 30, 2021
FROM OPERATIONS
Net investment income (loss)	$88,163	$(13,662)
Net realized gains (losses) from:
Investments	765,793	3,476,564
Written option contracts	2,000,277	(2,721,432)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,692,633)	1,423,231
Written option contracts	1,147,643	129,180
Net increase (decrease) in net assets resulting from operations	(690,757)	2,293,881

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(707,384)	(510,051)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,252,263	10,618,759
Net asset value of shares issued in reinvestment of distributions to shareholders	691,200	479,658
Proceeds from redemption fees collected (Note 1)	2,418	760
Payments for shares redeemed	(3,855,951)	(1,094,824)
Net increase in net assets from capital share transactions	3,089,930	10,004,353

TOTAL INCREASE IN NET ASSETS	1,691,789	11,788,183

NET ASSETS
Beginning of year	19,881,242	8,093,059
End of year	$21,573,031	$19,881,242

CAPITAL SHARE ACTIVITY
Shares sold	557,994	966,742
Shares reinvested	63,504	46,068
Shares redeemed	(346,550)	(96,956)
Net increase in shares outstanding	274,948	915,854
Shares outstanding at beginning of year	1,699,689	783,835
Shares outstanding at end of year	1,974,637	1,699,689

See accompanying notes to financial statements.

67

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Year Ended June 30, 2022	Year Ended June 30, 2021
FROM OPERATIONS
Net investment income	$4,800,240	$2,924,298
Net realized gains from investments	4,890,371	10,710,580
Net change in unrealized appreciation (depreciation) on investments	(21,618,297)	(5,771,682)
Net increase (decrease) in net assets resulting from operations	(11,927,686)	7,863,196

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(4,601,477)	(2,788,362)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	50,992,210	96,123,075
Net asset value of shares issued in reinvestment of distributions to shareholders	4,190,704	2,595,158
Proceeds from redemption fees collected (Note 1)	38,720	40,060
Payments for shares redeemed	(91,543,939)	(77,423,428)
Net increase (decrease) in net assets from capital share transactions	(36,322,305)	21,334,865

TOTAL INCREASE (DECREASE) IN NET ASSETS	(52,851,468)	26,409,699

NET ASSETS
Beginning of year	316,538,886	290,129,187
End of year	$263,687,418	$316,538,886

CAPITAL SHARE ACTIVITY
Shares sold	3,474,448	6,542,852
Shares reinvested	290,274	177,553
Shares redeemed	(6,250,155)	(5,286,536)
Net increase (decrease) in shares outstanding	(2,485,433)	1,433,869
Shares outstanding at beginning of year	21,447,387	20,013,518
Shares outstanding at end of year	18,961,954	21,447,387

See accompanying notes to financial statements.

68

Hussman Strategic International Fund Statements of Changes in Net Assets

	Year Ended June 30, 2022	Year Ended June 30, 2021
FROM OPERATIONS
Net investment income (loss)	$183,117	$(12,251)
Net realized gains (losses) from:
Investments	1,193,509	2,299,590
Futures contracts	1,440,515	(2,588,080)
Foreign currency transactions	(30,931)	1,805
Net change in unrealized appreciation (depreciation) on:
Investments	(4,058,804)	516,468
Futures contracts	75,306	271,031
Foreign currency translation	(4,605)	1,867
Net increase (decrease) in net assets resulting from operations	(1,201,893)	490,430

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	—	(193,735)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,250,917	766,652
Net asset value of shares issued in reinvestment of distributions to shareholders	—	190,507
Proceeds from redemption fees collected (Note 1)	304	96
Payments for shares redeemed	(1,435,988)	(1,378,182)
Net increase (decrease) in net assets from capital share transactions	815,233	(420,927)

TOTAL DECREASE IN NET ASSETS	(386,660)	(124,232)

NET ASSETS
Beginning of year	14,870,333	14,994,565
End of year	$14,483,673	$14,870,333

CAPITAL SHARE ACTIVITY
Shares sold	270,771	89,670
Shares reinvested	—	22,152
Shares redeemed	(174,291)	(162,147)
Net increase (decrease) in shares outstanding	96,480	(50,325)
Shares outstanding at beginning of year	1,739,114	1,789,439
Shares outstanding at end of year	1,835,594	1,739,114

See accompanying notes to financial statements.

69

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net asset value at beginning of year	$6.77	$6.12	$5.87	$6.46	$6.68

Income (loss) from investment operations:
Net investment income	0.05	0.01	0.06	0.10	0.06
Net realized and unrealized gains (losses) on investments and written option contracts	0.25	0.65	0.29	(0.61)	(0.25)
Total from investment operations	0.30	0.66	0.35	(0.51)	(0.19)

Less distributions from:
Net investment income	(0.03)	(0.01)	(0.10)	(0.08)	(0.03)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$7.04	$6.77	$6.12	$5.87	$6.46

Total return (b)	4.43%	10.80%	6.17%	(8.05%)	(2.81%)

Net assets at end of year (000’s)	$506,997	$412,898	$308,774	$293,906	$324,003

Ratio of total expenses to average net assets	1.14%	1.19%	1.26%	1.24%	1.23%

Ratio of net expenses to average net assets (c)	1.15%	1.15%	1.15%	1.14%	1.13%

Ratio of net investment income to average net assets (c)	0.74%	0.09%	0.87%	1.66%	0.82%

Portfolio turnover rate	113%	198%	167%	124%	142%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and/or recovery. (Note 3).
See accompanying notes to financial statements.

70

Hussman Strategic Allocation Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year Ended June 30, 2022	Year Ended June 30, 2021	Period Ended June 30, 2020 (a)
Net asset value at beginning of period	$11.70	$10.32	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.02)	0.03
Net realized and unrealized gains (losses) on investments and written option contracts	(0.42)	1.98	0.29
Total from investment operations	(0.38)	1.96	0.32

Less distributions from:
Net investment income	(0.04)	(0.01)	(0.00	)(b)
Net realized gains	(0.35)	(0.57)	—
Total distributions	(0.39)	(0.58)	(0.00	)(b)

Proceeds from redemption fees collected (Note 1)	0.00 (b)	0.00 (b)	0.00	(b)

Net asset value at end of period	$10.93	$11.70	$10.32

Total return (c)	(3.19%)	19.70%	3.23	%(d)

Net assets at end of period (000’s)	$21,573	$19,881	$8,093

Ratio of total expenses to average net assets	2.08%	2.87%	4.67	%(e)

Ratio of net expenses to average net assets (f)	1.25%	1.25%	1.25	%(e)

Ratio of net investment income (loss) to average net assets (f)	0.42%	(0.11%)	0.34	%(e)

Portfolio turnover rate	98%	163%	94	%(d)

(a)	Represents the period from the commencement of operations (August 27, 2019) through June 30, 2020.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee waivers and absorption of Fund expenses by the Adviser (Note 3).
See accompanying notes to financial statements.

71

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net asset value at beginning of year	$14.76	$14.50	$12.83	$11.86	$11.98

Income (loss) from investment operations:
Net investment income	0.26	0.14	0.13	0.19	0.10
Net realized and unrealized gains (losses) on investments and foreign currency contracts	(0.86)	0.25	1.66	0.95	(0.12)
Total from investment operations	0.60	0.39	1.79	1.14	(0.02)

Less distributions from:
Net investment income	(0.25)	(0.13)	(0.12)	(0.17)	(0.10)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$13.91	$14.76	$14.50	$12.83	$11.86

Total return (b)	(4.14%)	2.70%	14.00%	9.72%	(0.18%)

Net assets at end of year (000’s)	$263,687	$316,539	$290,129	$221,235	$274,602

Ratio of total expenses to average net assets	0.75%	0.75%	0.81%	0.81%	0.77%

Ratio of net expenses to average net assets (c)	0.75%	0.75%	0.75%	0.74%	0.73%

Ratio of net investment income to average net assets (c)	1.73%	0.93%	0.87%	1.36%	0.76%

Portfolio turnover rate	22%	38%	88%	61%	63%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers (Note 3).
See accompanying notes to financial statements.

72

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net asset value at beginning of year	$8.55	$8.38		$8.35	$8.87	$8.80

Income (loss) from investment operations:
Net investment income (loss)	0.08	(0.00	)(a)	0.04	0.06	0.02
Net realized and unrealized gains (losses) on investments, futures contracts and foreign currencies	(0.74)	0.28		0.05	(0.57)	0.10
Total from investment operations	(0.66)	0.28		0.09	(0.51)	0.12

Less distributions from:
Net investment income	—	(0.11)		(0.06)	(0.01)	(0.05)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$7.89	$8.55		$8.38	$8.35	$8.87

Total return (b)	(7.72%)	3.38%		1.08%	(5.79%)	1.34%

Net assets at end of year (000’s)	$14,484	$14,870		$14,995	$21,934	$26,973

Ratio of total expenses to average net assets	3.35%	3.54%		3.43%	2.72%	2.42%

Ratio of net expenses to average net assets (c)	2.00%	2.00%		2.00%	2.00%	2.00%

Ratio of net investment income (loss) to average net assets (c)	1.24%	(0.08%)		0.06%	0.61%	0.18%

Portfolio turnover rate	48%	88%		115%	58%	61%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and absorption of Fund expenses by the Adviser (Note 3).
See accompanying notes to financial statements.

73

Hussman Investment Trust Notes to Financial Statements
June 30, 2022

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares.

Hussman Strategic Growth Fund’s investment objective seeks to achieve long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Allocation Fund’s investment objective seeks to achieve total return through a combination of income and capital appreciation.

Hussman Strategic Total Return Fund’s investment objective seeks to achieve long-term total return from income and capital appreciation.

Hussman Strategic International Fund’s investment objective seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

New Accounting Pronouncement – In October 2020, the U.S. Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted Rule 18f-4 and are currently adhering to the requirements.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange are valued at their closing prices on the principal exchange where they are traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before a Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded, such securities typically will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of a Fund’s net asset value (“NAV”). As a result, the prices of foreign securities used to calculate a Fund’s NAV may differ from quoted or published prices for these securities. Values of foreign securities denominated in or expected to settle in a foreign currency are translated from the local currency into U.S. dollars using prevailing currency exchange rates as of the close of the NYSE, as supplied by an independent pricing service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of NAV. As of June 30, 2022, all options held by Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean between their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean between their bid and ask prices.

75

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

Fixed income securities traded over-the-counter and not traded or dealt in upon any securities exchange, but for which market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security represents fair value.

Investments in shares of other open-end investment companies, other than shares of exchange-traded funds, are valued at their NAVs per share as reported by such companies.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Methods used to determine fair value may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the values of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among market makers.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased or written by Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect fair value. U.S. Treasury obligations held by Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs,” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund may be classified as Level 2 despite the availability of closing prices because such securities are typically valued at their fair value as determined by an independent pricing service, as described below.

The Trust uses an independent pricing service to determine the fair value of portfolio securities traded on a foreign securities exchange when the value of such securities may be materially affected by events occurring before a Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded. These intervening events might be: country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed likely to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of this procedure depends on market and other events and thus cannot be predicted. However, the procedure may be utilized to a significant extent by Hussman Strategic International Fund.

Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may differ depending on the method used for determining value. With respect to a portfolio security that has been valued at fair value, there can be no assurance that a Fund could purchase or sell that security at a price equal to the fair value of such security used in calculating the Fund’s NAV. Because of the inherent

77

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

uncertainty in determining fair value and the various factors considered in making such determinations, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it can be sold. To the extent Hussman Strategic International Fund has significant holdings of foreign securities, fair value determinations will be used more frequently for this Fund than for the other Funds.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and other financial instruments and the inputs used to value the investments and other financial instruments as of June 30, 2022 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$488,611,664	$—	$—	$488,611,664
Exchange-Traded Funds	935,800	—	—	935,800
Warrants	255,840	—	—	255,840
Exchange-Traded Put Option Contracts	—	18,062,650	—	18,062,650
Money Market Funds	156,688,061	—	—	156,688,061
Total Investments in Securities and Money Market Funds	$646,491,365	$18,062,650	$—	$664,554,015

Other Financial Instruments:
Exchange-Traded Written Call Option Contracts	$—	$(155,999,700)	$—	$(155,999,700)
Total Other Financial Instruments	$—	$(155,999,700)	$—	$(155,999,700)

78

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

Hussman Strategic Allocation Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$17,618,936	$—	$—	$17,618,936
Exchange-Traded Funds	37,432	—	—	37,432
U.S. Treasury Obligations	—	2,766,389	—	2,766,389
Warrants	7,675	—	—	7,675
Exchange-Traded Put Option Contracts	—	499,390	—	499,390
Money Market Funds	2,150,211	—	—	2,150,211
Total Investments in Securities and Money Market Funds	$19,814,254	$3,265,779	$—	$23,080,033

Other Financial Instruments:
Exchange-Traded Written Call Option Contracts	$—	$(1,388,810)	$—	$(1,388,810)
Total Other Financial Instruments	$—	$(1,388,810)	$—	$(1,388,810)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$52,030,085	$—	$—	$52,030,085
Exchange-Traded Funds	8,340,362	—	—	8,340,362
U.S. Treasury Obligations	—	193,187,949	—	193,187,949
Warrants	255,840	—	—	255,840
Money Market Funds	9,770,116	—	—	9,770,116
Total Investments in Securities and Money Market Funds	$70,396,403	$193,187,949	$—	$263,584,352

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$1,967,597	$9,865,840	$—	$11,833,437
Exchange-Traded Put Option Contracts	—	93,500	—	93,500
Money Market Funds	1,564,340	—	—	1,564,340
Total Investments in Securities and Money Market Funds	$3,531,937	$9,959,340	$—	$13,491,277

Other Financial Instruments:
Futures Contracts Sold Short*	279,402	—	—	279,402
Total Other Financial Instruments	$279,402	$—	$—	$279,402

*	Includes cumlative appreciation (depreciation) of futures contracts as of June 30, 2022.

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and sector and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above.

The Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2022.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund may purchase and write call and put options on broad-based stock indices and also may purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to manage their exposures to foreign currencies. Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio resulting from rising interest rates. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on the U.S. dollar value of its investments or changes in the prices at which it effects transactions in foreign securities.

Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund may each use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated

80

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

with the securities in which it invests. For example, these Funds may sell a stock index futures contracts to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability on the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. If an index option written by a Fund expires unexercised on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by a Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. To secure the obligation of a Fund to settle index options it has written, common stocks owned by the Fund are held in escrow by the Fund’s custodian bank (or by a securities depository acting for the custodian bank) for the benefit of the Options Clearing Corporation (the “OCC”). Stocks are released from escrow by the OCC (thus, enabling the Fund to sell the stocks) only when options expire unexercised or when the Fund enters into a closing purchase transaction.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund to or from the separate account each day, depending on the daily fluctuations in the value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If general market movements are not as expected, the Fund may not achieve the anticipated benefits from the use of futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

81

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

Foreign Currency Translation — Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m., Eastern time, on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the U.S. dollar value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The NAV per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. NAV per share of a Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share next computed after receipt of an order to purchase or to redeem shares. However, a redemption fee of 1.5%, payable to the applicable Fund, generally will apply to shares that are redeemed 60 days or less from the date of purchase. During the years ended June 30, 2022 and 2021, proceeds from redemption fees, recorded in capital, totaled: $70,224 and $70,280, respectively, for Hussman Strategic Growth Fund; $2,418 and $760, respectively, for Hussman Strategic Allocation Fund; $38,720 and $40,060, respectively, for Hussman Strategic Total Return Fund; and $304 and $96, respectively, for Hussman Strategic International Fund.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the value of the security received. Discounts and premiums on fixed

82

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

income securities are amortized using the effective interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund. Dividends are recorded on the ex-dividend date. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on options and futures transactions, losses deferred due to wash sales and the treatment of foreign currency transactions. The tax character of distributions paid by each Fund during the years ended June 30, 2022 and 2021 was ordinary income. Hussman Strategic International Fund did not pay any distributions to shareholders during the year ended June 30, 2022.

Investment Transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on the relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, a Fund

83

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

generally will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings (accumulated deficit) as of June 30, 2022 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Net unrealized depreciation	$(75,767,579)	$(3,294,965)	$(11,349,579)	$(2,422,129)
Undistributed ordinary income	1,772,737	1,881,105	97,380	230,511
Undistributed long-term capital gains	—	2,045,274	—	—
Accumulated capital and other losses	(769,564,237)	—	(38,634,299)	(13,832,876)
Other temporary differences	—	(1,281)	(154,459)	—
Total distributable earnings (accumulated deficit)	$(843,559,079)	$630,133	$(50,040,957)	$(16,024,494)

The following information is based upon the federal income tax cost of investment securities as of June 30, 2022:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Cost of investments and money market funds	$584,321,894	$24,986,188	$274,933,931	$15,910,603
Gross unrealized appreciation	$20,149,606	$546,550	$6,618,460	$399,200
Gross unrealized depreciation	(95,917,185)	(3,841,515)	(17,968,039)	(2,821,329)
Net unrealized depreciation	$(75,767,579)	$(3,294,965)	$(11,349,579)	$(2,422,129)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations

84

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales, derivatives and adjustments to basis for publicly traded partnerships , passive foreign investment companies and grantor trusts.

During the year ended June 30, 2022, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund utilized $140,530,276, $5,326,195 and $2,562,520 of capital loss carryforwards to offset current year capital gains, respecitively.

As of June 30, 2022, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Short-term capital loss carryforwards	$502,024,980	$—	$38,085,031	$13,832,876
Long-term capital loss carryforwards	267,539,257	—	549,268	—
Total	$769,564,237	$—	$38,634,299	$13,832,876

These capital loss carryforwards, which do not expire, may be utilized by the Funds in future years to offset their net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended June 30, 2022, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements due to adjustments for nondeductible expenses from publicly traded partnerships:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Paid-in capital	$—	$1	$(11,351)	$—
Distributable earnings (accumulated deficit)	$—	$(1)	$11,351	$—

Such reclassifications have no effect on each Fund’s total net assets or its NAV per share.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for the current and all open tax years (generally, tax returns that have been filed within the past three years) and all major jurisdictions and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Therefore, no tax expense (including interest and penalties) was recorded in the current year and no adjustments were made to prior periods.

2. INVESTMENT TRANSACTIONS

During the year ended June 30, 2022, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Purchases of investment securities	$635,716,968	$24,420,558	$49,854,550	$7,673,877
Proceeds from sales and maturities of investment securities	$473,261,058	$16,774,886	$43,228,698	$6,097,327

During the year ended June 30, 2022, cost of purchases and proceeds from sales and maturities of long-term U.S. government securities were as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Purchases of investment securities	$—	$535,681	$7,666,912	$—
Proceeds from sales and maturities of investment securities	$—	$1,000,000	$47,975,000	$—

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets;

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

and 0.80% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Allocation Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.75% of the first $2 billion of the Fund’s average daily net assets; 0.70% of the next $3 billion of such assets; and 0.65% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.50% of the first $1 billion of the Fund’s average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.95% of the first $2 billion of the Fund’s average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets over $5 billion.

The Adviser has contractually agreed that, until November 1, 2022, it will waive its advisory fees and/or absorb operating expenses of each Fund to the extent necessary so that operating expenses of Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund (excluding fees and expenses incurred on investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) do not exceed annually an amount equal to 1.15%, 1.25%, 0.75%, and 2.00%, respectively, of such Fund’s average daily net assets. During the year ended June 30, 2022, the Adviser waived advisory fees in the amount of $155,649, $10,253 and $140,366 with respect to Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund, respectively. Additionally, during the year ended June 30, 2022, the Adviser absorbed operating expenses of $15,966 and $58,672 with respect to Hussman Strategic Allocation Fund and Hussman Strategic International Fund, respectively. During the year ended June 30, 2022, Hussman Strategic Growth Fund did not waive any advisory fees.

Pursuant to the Expense Limitation Agreements governing these arrangements, each Fund is obligated to reimburse the Adviser the amount of advisory fees previously waived and expenses previously absorbed by the Adviser for a period of three years from the date such fees or expenses were waived or absorbed, but only if such reimbursement does not cause the Fund’s operating expenses (after the reimbursement is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; and (ii) the expense limitation

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

in effect at the time the Adviser seeks reimbursement of such fees and expenses. The Expense Limitation Agreements may not be terminated by the Adviser without the approval of the Board of Trustees. As of June 30, 2022, the amount of fee waivers and expense reimbursements available for possible recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund is $434,066, $589,263, $143,062 and $670,525, respectively. The portions of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2023	June 30, 2024	June 30, 2025	Total
Hussman Strategic Growth Fund	$308,062	$126,004	$—	$434,066
Hussman Strategic Allocation Fund	$207,969	$209,679	$171,615	$589,263
Hussman Strategic Total Return Fund	$132,809	$—	$10,253	$143,062
Hussman Strategic International Fund	$243,317	$228,170	$199,038	$670,525

During the year ended June 30, 2022, Hussman Strategic Growth Fund recovered $18,924 of past advisory fees waived.

The Adviser may agree to continue after November 1, 2022 the current arrangement to limit the Funds’ expenses or to implement a similar arrangement, but it is not obligated to do so.

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees for these services in accordance with various servicing agreements. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses incurred in providing services to the Funds, including, but not limited to, postage, supplies and costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

The Funds compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During year ended June 30, 2022, Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund paid $178,670, $2,023, $98,614 and $18,678,

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

respectively, to financial intermediaries for such services. These amounts are included in transfer agent, account maintenance and shareholder services fees on the Statements of Operations.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust or an affiliated person of the Adviser or Ultimus (an “Independent Trustee”) receives from the Trust: an annual retainer of $50,000, payable quarterly; a fee of $7,000 for attendance at each regular quarterly meeting of the Board of Trustees other than the annual meeting of the Board, for which each Independent Trustee receives an attendance fee of $12,000; a fee of $4,000 for attendance at each special meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board of Trustees that is not held on the same day as a Board of Trustees meeting; and a fee of $1,500 for participation in each informal monthly telephone conference call of the Board of Trustees. In addition, the Independent Trustees are reimbursed for travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses.

Principal Holder of Fund Shares

As of June 30, 2022, an officer of the Adviser owned of record 38.9% of the outstanding shares of Hussman Strategic Allocation Fund and an affiliate of the Adviser and the Adviser owned of record 26.1% and 22.1%, respectively, of the outstanding shares of Hussman Strategic International Fund. A shareholder owning of record or beneficially 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

4. DERIVATIVES TRANSACTIONS

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund are as follows:

Hussman Strategic Growth Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Year Ended June 30, 2022*
Index put options purchased	Equity	Investments in securities at value	$18,062,650	$—	$416,554,501
Index call options purchased	Equity	Investments in securities at value	—	—	63,066,550
Index call options written	Equity	Written call options, at value	—	(155,999,700)	(404,664,809)

Hussman Strategic Allocation Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Year Ended June 30, 2022*
Index put options purchased	Equity	Investments in securities at value	$499,390	$—	$14,185,776
Index call options written	Equity	Written call options, at value	—	(1,388,810)	(14,185,776)

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

Hussman Strategic International Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Year Ended June 30, 2022*
Index put options purchased	Equity	Investments in securities at value	$93,500	$—	$4,294,842
Futures contracts sold short**	Equity	Variation margin receivable	—	279,402	$(8,288,773)

*	The average monthly notional value generally represents the Fund’s derivative activity throughout the year.
**

Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through June 30, 2022. Only current variation margin is reported on the Statements of Assets and Liabilities.

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund during the year ended June 30, 2022 are recorded in the following locations on the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains from investments	$24,397,871	Net change in unrealized appreciation (depreciation) on investments	$2,230,354
Index call options purchased	Equity	Net realized gains from investments	(5,183,041)	Net change in unrealized appreciation (depreciation) on investments	—
Index call options written	Equity	Net realized gains from written option contracts	43,605,661	Net change in unrealized appreciation (depreciation) on written option contracts	36,202,414

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

Hussman Strategic Allocation Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains from investments	$(364,402)	Net change in unrealized appreciation (depreciation) on investments	$(3,779)
Index call options written	Equity	Net realized gains from written option contracts	2,000,277	Net change in unrealized appreciation (depreciation) on written option contracts	1,147,643

Hussman Strategic International Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$227,609	Net change in unrealized appreciation (depreciation) on investments	$(74,321)
Futures contracts sold short	Equity	Net realized gains (losses) from futures contracts	1,440,515	Net change in unrealized appreciation (depreciation) on futures contracts	75,306

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the year ended June 30, 2022.

In the ordinary course of business, Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

The offsetting of financial liabilities and derivative liabilities as of June 30, 2022 are as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written options at market value	$(155,999,700)	$—	$(155,999,700)	$155,999,700	$—
Total subject to a master netting or similar arrangement	$(155,999,700)	$—	$(155,999,700)	$155,999,700	$—

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a security depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1).

Hussman Strategic Allocation Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written options at market value	$(1,388,810)	$—	$(1,388,810)	$1,388,810	$—
Total subject to a master netting or similar arrangement	$(1,388,810)	$—	$(1,388,810)	$1,388,810	$—

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a security depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1).

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Variation margin receivable - futures contracts	$33,079	$—	$33,079	$—	$33,079
Total subject to a master netting or similar arrangement	$33,079	$—	$33,079	$—	$33,079

*	Amounts in cash collateral pledged in the table above are limited to the net amounts presented in the Statements of Assets and Liabilities.

5. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in each Fund’s Prospectus. Among these risks are those associated with investments in derivative instruments, investments in shares of money market funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in anticipating general market movements, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments held by the Funds and the options, futures or other derivative instruments used to hedge those investments. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with its transactions in such instruments, which may increase its expenses and reduce its investment performance.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may at times invest a significant portion of its assets in shares of money market funds. As of June 30, 2022, Hussman Strategic Growth Fund had 30.9% of the value of its net assets invested in shares of a money market fund registered under the 1940 Act. The annual report, along with the report of the independent registered public accounting firm is included in the money market fund’s N-CSR available at www.sec.gov. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Fund, as investors in money market funds, indirectly bear the fees and expenses of those funds, which are in addition to the fees and expenses of the Fund.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of June 30, 2022, Hussman Strategic Growth Fund had 20.9% of the value of its net assets invested in stocks within the Technology sector.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risks. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair an investor’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair a foreign issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk associated with investment in such debt. The values of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to reporting standards or regulatory requirements that differ from those applicable to U.S. companies.

As of June 30, 2022, Hussman Strategic International Fund had 23.4% of the value of its common stock portfolio invested in stocks of companies domiciled in Japan. At times, the Japanese economy has been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade and natural disasters. These factors, as well as other adverse political developments, increases in government debt and changes to fiscal monetary or trade policies, may negatively affect Japanese markets and the prices of stocks of Japanese companies.

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may (but is not required to) enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions generally. Foreign currency hedging transactions may be used to reduce the risk that the U.S. dollar value of the Fund’s holdings of securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates or to protect against adverse changes in the prices of securities that the Fund is purchasing or selling prior to settlement of those transactions. All foreign currency exchange contracts are marked-to-market daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts are included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Hussman Strategic International Fund, as previously noted, may also purchase foreign currency options to manage foreign currency exposures.

As of and during the year ended June 30, 2022, Hussman Strategic International Fund had no forward currency exchange contracts outstanding.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

7. BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit with its custodian bank in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit with its custodian bank in the amount of $2,000,000. Any borrowings under these arrangements bear interest at the Prime Rate, currently 4.75% as of June 30, 2022. During the year ended June 30, 2022, Hussman Strategic Growth Fund did not borrow under its line of credit. During the year ended June 30, 2022, Hussman Strategic Total Return Fund incurred $542 of interest expense related to borrowings. The debt outstanding and the average interest rate for the days with borrowing during the year ended June 30, 2022, were $2,000,000 and 3.25%, respectively. Hussman Strategic Allocation Fund and Hussman Strategic International Fund currently do not have bank lines of credit.

8. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may require the Funds to indemnify the other parties to the contracts in the event of certain losses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

9. LEGAL PROCEEDINGS

Several lawsuits have been filed relating to the Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. The Trust, the Fund and Hussman Strategic Advisors (the “Hussman Entities”) were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010 (the “Tribune Matter”). On February 22, 2022, the U.S. Supreme Court declined to review the latest decision of the U.S. Court of Appeals for the Second Circuit in the Tribune Matter, leaving intact the lower court decisions, effectively ending the Tribune Matter in favor of the defendants.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2022

10. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

98

Hussman Investment Trust Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Hussman Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, open written options contracts, and futures contracts sold short, of Hussman Investment Trust comprising Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund (the “Funds”) as of June 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of their operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended June 30, 2020, and prior, were audited by other auditors whose report dated August 20, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence

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Hussman Investment Trust Report of Independent Registered Public Accounting Firm (continued)

regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2021.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 24, 2022

100

Hussman Investment Trust About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2022 – June 30, 2022).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use that information, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the SEC requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The expense ratios used in computing annual expenses in the tables are the expense ratios of the Funds during the six-month period ended June 30, 2022, annualized, after fee waivers and expense reimbursements. Actual expenses of the Funds in future periods may differ. The calculations assume no shares

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Hussman Investment Trust About Your Funds’ Expenses (Unaudited) (continued)

were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Net Expense Ratio(a)	Expenses Paid During Period(b)
Hussman Strategic Growth Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,154.10	1.15%	$ 6.14
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.04	1.15%	$ 5.76
Hussman Strategic Allocation Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,010.00	1.25%	$ 6.23
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.60	1.25%	$ 6.26
Hussman Strategic Total Return Fund
Based on Actual Fund Return	$ 1,000.00	$ 957.00	0.75%	$ 3.64
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.08	0.75%	$ 3.76
Hussman Strategic International Fund
Based on Actual Fund Return	$ 1,000.00	$ 966.90	2.00%	$ 9.75
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,014.88	2.00%	$ 9.99

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

102

Hussman Investment Trust Board of Trustees and Officers (Unaudited)

Overall responsibility for supervision of management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

Trustee	Address	Year of Birth	Position Held with the Trust	Length of Time Served
*John P. Hussman, Ph. D.	6021 University Boulevard, Suite 490 Ellicott City, MD 21043	1962	President and Trustee	Since June 2000
David C. Anderson	225 Pictoria Drive Cincinnati, OH 45246	1950	Trustee	Since June 2000
Jody T. Foster	225 Pictoria Drive Cincinnati, OH 45246	1969	Trustee	Since June 2016
William H. Vanover	225 Pictoria Drive Cincinnati, OH 45246	1947	Trustee	Since June 2000
Mark J. Seger	225 Pictoria Drive Cincinnati, OH 45246	1962	Treasurer	Since June 2000
David K. James	225 Pictoria Drive Cincinnati, OH 45246	1970	Secretary	Since 2022
Emile R. Molineaux	225 Pictoria Drive Cincinnati, OH 45246	1962	Chief Compliance Officer	Since 2022

*	Dr. Hussman, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Each Trustee oversees four portfolios of the Trust. The principal occupations during the past five years of the Trustees and executive officers of the Trust and public directorships (if any) currently held by the Trustees are set forth below:

John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser.

David C. Anderson is retired. Prior to July 9, 2021, he was Network Administrator for Hephzibah Children’s Association (a child welfare organization).

Jody T. Foster is President of Symphony Consulting LLC (a provider of compliance, finance, marketing, operations and human resources services to public and private fund advisers).

103

Hussman Investment Trust Board of Trustees and Officers (Unaudited) (continued)

William H. Vanover is retired. Prior to June 30, 2018, he was an investment counselor with Planning Alternatives, Ltd. (a registered investment adviser).

Mark J. Seger is Vice Chairman of Ultimus Fund Solutions, LLC (the Trust’s administrator and transfer agent) and affiliated companies. He was previously Co-CEO of Ultimus Fund Solutions, LLC (1999-2019).

David K. James is Executive Vice President and Senior Legal Counsel of Ultimus Fund Solutions, LLC.

Emile R. Molineaux is Senior Compliance Officer of Northern Lights Compliance Services, LLC.

Additional information about members of the Board of Trustees and executive officers of the Trust is available in the Statement of Additional Information (“SAI”) of each Fund. To obtain a free copy of the SAI, please call 1-800-487-7626.

104

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at www.sec.gov.

Each Fund files a complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to each Fund’s Form N-PORT. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at www.sec.gov and the Funds’ website at www.hussmanfunds.com.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the fiscal year ended June 30, 2022. Certain dividends paid by the Funds may be subject to the maximum tax rate. For the fiscal year ended June 30, 2022, 100%, 11.56% and 15.80% of the dividends paid from ordinary income by Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, the Trust will send to each shareholder complete information regarding dividends and other distributions of the Funds for 2022 on Form 1099-DIV.

105

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited)

At a meeting held on June 13, 2022, the Board of Trustees (the “Board”) of Hussman Investment Trust, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (the “Independent Trustees”) voting separately, reviewed and unanimously approved the continuance, for an additional annual period, of the Investment Advisory Agreements between the Trust and Hussman Strategic Advisors, Inc. (the “Adviser”) on behalf of each of Hussman Strategic Growth Fund (the “Growth Fund”), Hussman Strategic Allocation Fund (the “Allocation Fund”), Hussman Strategic Total Return Fund (the “Total Return Fund”) and Hussman Strategic International Fund (the “International Fund,” and together with the Growth Fund, the Allocation Fund and the Total Return Fund, the “Funds”).

In determining whether to approve continuances of the Investment Advisory Agreements of the Funds (the “Advisory Agreements”), the Independent Trustees requested and received from the Adviser such information as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to assess whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. In addition to reviewing and considering this information, the Independent Trustees considered information relating to the Funds and the Adviser that was provided to them in connection with meetings of the Board held throughout the year. They reviewed and considered, among other things: (i) the nature, extent and quality of the services provided by the Adviser to each of the Funds; (ii) the investment performance of each of the Funds; (iii) comparisons of the advisory fees and expenses of the Funds to the fees and expenses of peer groups of mutual funds; (iv) the Adviser’s costs of providing services to the Funds and the profits realized by the Adviser from its relationship with the Funds; (v) whether economies of scale in the Adviser’s costs of providing services have been realized from growth of the Funds’ assets; and (vi) whether the advisory fees payable by each Fund reflect an appropriate sharing of any such economies with such Fund for the benefit of the Fund and its shareholders. The Independent Trustees also reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel, and discussed and considered: (i) the quality of shareholder communications, administrative functions and other services provided by the Adviser to the Trust and each of the Funds; (ii) the quality of the Adviser’s compliance program; (iii) the Adviser’s role in coordinating and supervising services provided to the Trust; and (iv) indirect benefits, if any, that the Adviser may derive from its relationship with the Funds. The Independent Trustees were advised and supported in this process by independent legal counsel and, prior to voting, met with and asked questions of representatives of the Adviser, including Dr. John Hussman, and met separately with their counsel.

106

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

The Adviser provided the Independent Trustees with extensive information to assist them in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. In these materials, the returns of each Fund were compared to the returns of relevant indices and to the average returns of one or more selected peer groups of mutual funds.

The analyses and comparisons provided by the Adviser showed the alternative nature of the Funds and that each of the Hussman Funds has the objective of achieving long-term returns with managed risk and are not intended to track the market over shorter segments of the market cycle. The information provided to the Independent Trustees showed that the Growth Fund returned 5.62% for the fiscal year-to-date through June 10, 2022, as compared to a loss of -7.98% for the S&P 500 Index and a loss of -21.29% for the Russell 2000 Index for the same period. The information provided showed that during the year both valuations and market internals remained persistently unfavorable and the gain in the Fund is fully attributable to hedging. The Independent Trustees observed that from the inception of the Hussman Strategic Growth Fund on July 24, 2000 through June 10, 2022, the stock selection approach averaged a total return of 10.17%, outperforming the total return on the S&P 500 by 356 basis points annually, with smaller interim losses. The information provided further showed that, since its inception on July 24, 2000 through April 30, 2022, the Growth Fund generated an average annual total return of 0.96%, compared with average annual total returns of 6.92% for the S&P 500 Index for that period. However, the analyses also showed that the Growth Fund outperformed the S&P 500 Index for the one-year period ended April 30, 2022, returning 4.71% versus a return of 0.21% for the S&P 500 Index and that, since inception, the Growth Fund’s hedging strategies have generally been successful in reducing the volatility of an investment in the Fund as compared to the volatility of relevant securities indices. The Independent Trustees observed that, although the Growth Fund underperformed the S&P 500 Index from 2009 to date, this period has represented a largely uncorrected advance to historic valuation extremes, that the Fund’s outperformance of the Index in the past year was substantial, and that the Fund’s return/risk characteristics have been well-aligned with its investment objectives during the most recent period of market volatility since the February 19, 2020 peak in the Index. They reviewed the Growth Fund’s performance over various periods as compared to the performance of mutual funds categorized by Morningstar, Inc. as U.S. Market Neutral and U.S. Long-Short Equity. They recognized that the Growth Fund’s performance during various recent multi-year periods lagged the average performance of these other mutual funds. Information provided to the Board indicated that, over the long term, the Adviser’s stock selection record for the Growth Fund has been very good and that the underperformance of the Fund in recent

107

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

years is largely attributable to the Fund’s use of hedging techniques and the nature of the Fund’s alternative investment approach, which is not intended to track general stock market movements. In evaluating the Growth Fund’s investment performance, the Independent Trustees recognized that the use of hedging is an integral part of the Fund’s investment program and that, although this has caused the Fund’s significant underperformance since 2009, the Adviser has managed the investment portfolio of the Growth Fund in a manner consistent with the Fund’s investment objective and policies, and with the Adviser’s investment methodology, as described in the Fund’s prospectus. The Independent Trustees also recognized that the Adviser has adapted and refined the models and analytics it uses in managing the Growth Fund in seeking to address the Fund’s underperformance and noted that the Adviser has from time to time implemented various modifications in its analytics and restrictions in its hedging approach with the goals of improving the investment performance of the Fund over the long term and reducing the risks and costs of its hedging strategy.

With respect to the Allocation Fund, the Independent Trustees took note of the fact that the Fund lost -2.21% for the fiscal year-to-date through June 10, 2022, as compared to a loss for that period of -7.27% for a benchmark fixed-allocation portfolio invested 60% in the S&P 500 Index, 30% in the Bloomberg U.S. Treasury Unhedged Index, and 10% in the Bloomberg U.S. Treasury Bills Index. The Independent Trustees also noted that from December 31, 2019 to date, the Allocation Fund gained 21.66%, compared with a total return of 15.55% for the benchmark fixed-allocation portfolio. The Independent Trustees observed that the Fund’s average annual total return of 7.18% from inception on August 27, 2019 through April 30, 2022 lagged the 9.88% average annual total return of the benchmark fixed-allocation portfolio during the same period. The Independent Trustees noted that the Fund outperformed the benchmark fixed-allocation portfolio during the most recent year, returning 1.07% over the benchmark fixed-allocation portfolio loss of -1.77%. In their consideration of the Allocation Fund’s performance, the Independent Trustees noted that the Fund has maintained a defensive stance since inception (with a significant portion of the Fund’s stock portfolio hedged against general market fluctuations) and that the Fund has experienced significantly less downside risk than a passive investment approach, although the Fund has not been in existence long enough to evaluate its investment performance over a full market cycle.

In reviewing the performance of the Total Return Fund, the Independent Trustees took note of the fact that the Total Return Fund lost -0.30% for the fiscal year-to-date through June 10, 2022, as compared to a total return of -10.60% for the Bloomberg U.S. Aggregate Bond Index for that period. The Independent Trustees also noted that the

108

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

Total Return Fund gained 12.27% from December 31, 2019 to date, compared with a loss of -5.43% for the Bloomberg U.S. Aggregate Bond Index for the same period. In addition, the Independent Trustees reviewed comparisons of the performance of the Total Return Fund for various periods to the performance of mutual funds categorized by Morningstar as U.S. Allocation (15% to 30% Equity), U.S. Tactical Allocation and U.S. Multisector Bond. They noted that the performance of the Total Return Fund for the one-year period ended April 30, 2022 has been competitive and that the Fund has performed well over longer periods (3-, 5- and 10-year periods ended April 30, 2022, as well as since inception of the Fund).

With respect to the International Fund, the Independent Trustees took note of the fact that the Fund lost -5.96% for the fiscal year-to-date through June 10, 2022, as compared to a loss of -13.40% for the MSCI Europe, Australasia, Far East Index (the “EAFE Index”) for that period. The Independent Trustees also noted that the International Fund lost -5.82% from December 31, 2019 to date, compared to a total return of 2.52% for the EAFE Index for the same period. In addition, the Independent Trustees compared the International Fund’s performance over various periods to mutual funds categorized by Morningstar as U.S. Market Neutral, U.S. Long-Short Equity and Foreign Large Blend. They recognized that the Fund’s performance during the one-year period ended April 30, 2022 and during various multi-year periods then ended lagged the average performance of these other mutual funds. In their evaluation of the investment performance of the International Fund, the Independent Trustees observed that, since its inception, the Fund has maintained a defensive investment position in which its portfolio of stocks has been substantially fully hedged against the impact of general market fluctuations. They also observed, however, that the International Fund has experienced considerably less downside risk since its inception than would have resulted from use of a passive investment approach. The Independent Trustees noted that the Fund has not been in existence for a full market cycle, making it difficult to evaluate the Fund’s long-term investment performance relative to its investment objective.

In evaluating the advisory fees payable by the Funds and the Funds’ expense ratios, the Independent Trustees reviewed comparative expense and advisory fee information for peer groups of mutual funds based on investment style.

With respect to advisory fees, the Independent Trustees concluded that the advisory fee of the Growth Fund, computed at the annual rate of 0.90% of average daily net assets (based on the Fund’s then current asset level), compares favorably to the average advisory fees payable by mutual funds categorized by Morningstar as U.S. Long-Short Equity or U.S. Market Neutral. The Independent Trustees also reviewed comparative advisory fee information for the Allocation Fund, computed

109

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

at the annual rate of 0.75% of average daily net assets (based on the Fund’s then current asset level), and noted that the advisory fee of the Fund compares favorably to the average advisory fees of other funds of similar size investing in similar securities. With respect to the Total Return Fund, the Independent Trustees concluded that the advisory fee of the Fund, computed at the annual rate of 0.50% of average daily net assets (based on the Fund’s then current asset level), compares favorably to the average of advisory fees of other funds of similar size investing in similar securities. The Independent Trustees observed that the advisory fee of the International Fund, computed at the annual rate of 0.95% of average daily net assets (based on the Fund’s then current asset level), compares favorably to the average advisory fees of other funds of similar size investing in similar securities. With respect to each of the Funds, the Independent Trustees determined that the fees payable to the Adviser appropriately reflect the nature and scope of services provided by the Adviser (which are broader than the norm) and the value to the Funds of the Adviser’s experience, expertise, and analytic capabilities. They also determined that the advisory fee schedules of the Funds, which include breakpoints in the fee rates applicable to net assets in excess of specified levels, provide the opportunity for each of the Funds and its shareholders to participate in economies of scale in the Adviser’s costs of providing services that may be associated with potential future growth of the Funds’ assets.

With respect to the total expenses of the Funds, the Independent Trustees considered the fact that the expense ratios of the Growth Fund and the Total Return Fund, both before and after advisory fee reductions pursuant to the Adviser’s agreement to waive its fees or to absorb expenses of the Funds as necessary to maintain the operating expenses of the Funds (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) at specified levels, are less than the averages for their respective peer group funds. They noted in this regard that the Growth Fund has one of the lowest expense ratios among mutual funds categorized by Morningstar as U.S. Long-Short Equity or U.S. Market Neutral. With respect to the Total Return Fund, the Independent Trustees noted that the Fund’s expense ratio is less than the average expense ratio of mutual funds categorized by Morningstar as U.S. Tactical Allocation or U.S. Multisector Bond. They also noted that, from time to time since each such Fund’s inception, its expense ratio was reduced through the introduction of advisory fee breakpoints. In addition, the Independent Trustees considered the fact that, since March 2013, the Adviser has contractually been waiving a portion of its fees to reduce the total ordinary operating expenses of the Growth Fund and the Total Return Fund.

110

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

The Independent Trustees also reviewed comparative information relating to the total expenses of the Allocation Fund and the International Fund. They noted that the expense ratio of the Allocation Fund is average compared to many other mutual funds that have similar investment strategies and the International Fund is higher than the average of many other mutual funds that have similar investment strategies. However, the Independent Trustees considered the fact that the higher expense ratios are attributable, in part, to the relatively small size of those Funds and took into consideration the expense limitation arrangements under which the Adviser has contractually agreed to waive its advisory fees or to absorb operating expenses of the Funds, to the extent necessary to limit total annual ordinary operating expenses of the Allocation Fund and the International Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to 1.25% and 2.00%, respectively, of average daily net assets.

In evaluating the expense ratios of the Funds, the Independent Trustees recognized that, although under the expense limitation agreements currently in effect the Adviser may be entitled to be reimbursed by a Fund for all or a portion of fees waived and expenses absorbed by the Adviser, any such reimbursement could not result in the expense ratio of a Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) exceeding the lesser of: (i) the expense limitation in effect for the Fund at the time of the fee waiver or expense absorption by the Adviser; and (ii) the expense limitation (if any) in effect at the time of reimbursement by the Fund. The Independent Trustees were cognizant of the fact that the current expense limitation agreement for each Fund remains in effect only until November 1, 2022 but recognized that the Adviser has historically agreed to continuing such agreements in effect from year to year (either without change or with only relatively minor upward adjustment in the applicable expense limitation). The Independent Trustees concluded that each Fund has benefited and continues to benefit from these expense limitation arrangements, which have enabled each Fund to maintain an expense ratio within the expense ratios of its peer group funds.

The Independent Trustees also reviewed recent financial statements of the Adviser, as well as schedules showing the Adviser’s estimated revenues, expenses and profitability with respect to each of the Funds for calendar years 2019, 2020 and 2021 and for the first four months of 2022. They noted that the Adviser has waived its fees (and, in some cases, absorbed expenses of a Fund), thereby reducing its profitability, pursuant to expense limitation agreements. The Independent Trustees recognized that, although the Adviser has realized reduced profits over the years as a consequence of declines in the Funds’ net assets, the Adviser is earning more

111

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

profits as the Funds’ net assets have increased. In evaluating the Adviser’s profitability, the Independent Trustees considered the broad and unique skill set and talent that is required for the Adviser to pursue and to adhere to the Funds’ well-defined and disciplined investment programs, which has been a primary attraction of the Funds to investors. They determined that, due to an increase in the Adviser’s revenues and the resulting increase in its profitability, the Adviser has sufficient financial resources to enable it to continue to provide all required services to the Funds, without diminution of service quality or scope. The Independent Trustees noted that the Adviser’s profitability with respect to each of the Funds was not excessive when viewed in light of the scope of services provided by the Adviser and the Adviser’s adherence to its stated investment philosophy and the investment programs of the Funds.

Based on a careful review of the investment performance and risk characteristics of the Funds and consideration of other matters deemed by them to be pertinent (including, but not limited to, the factors and information discussed above), the Independent Trustees concluded that the Adviser has provided all required services to the Funds in a satisfactory manner. They determined that this conclusion is supported by the nature and scope of advisory services required by the Funds, which are broader and more sophisticated than those required by many other mutual funds due to the nature of the Funds’ investment programs and which involve extensive use of risk-management techniques. The Independent Trustees also considered the fact that the Adviser has generally achieved lower volatility of investment returns for the Funds than would have resulted from use of a passive investment approach. They recognized that challenges associated with the Adviser’s hedging approach have reduced the returns of the Growth Fund and the International Fund in the period since 2009 but noted that the Adviser has implemented meaningful changes in its methodologies since 2009 that may operate to reduce the frequency of similar challenges in future market cycles while maintaining the favorable attributes that the Adviser’s hedging strategies exhibited in the years prior to 2009. In this regard, the Independent Trustees specifically considered the fact that the investment performance of the Growth Fund and the International Fund has in recent years prior to 2020 generally been disappointing, and they considered whether, under such circumstances, it would be appropriate and consistent with their duties and the interests of the Funds to approve the continuance of each of the Advisory Agreements, as proposed. The Independent Trustees discussed the performance record of the International Fund as well as the small size of the Fund and the significant costs being incurred by the Adviser to maintain a competitive expense ratio.

112

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

The Independent Trustees concluded that the Adviser has consistently taken a proactive stance with regard to shareholder protections, service quality and ethical standards. Among other things, they noted that the Adviser: (i) does not derive any material indirect benefits from its relationship with the Funds; (ii) does not derive any economic benefit in connection with transactions in shares of the Funds; and (iii) adheres to a brokerage placement policy that seeks to obtain best execution and low commissions on all of the Funds’ brokerage transactions and does not direct transactions to obtain “soft dollar” services, which has resulted in significant savings to the Funds and their shareholders by reducing transaction costs (which are not reflected in the expense ratios of the Funds) and has operated to increase the Funds’ investment performance after expenses. The Independent Trustees thought it was significant that Dr. John Hussman and other personnel of the Adviser, and their immediate family members and charitable entities, maintain substantial investments in the Funds, which helps to align the interests of the Adviser and its personnel with the interests of shareholders.

The Independent Trustees also considered the profitability of the Adviser from its relationship with each Fund and noted that the Adviser’s profitability was not excessive when viewed in light of the scope of services provided by the Adviser and the Adviser’s adherence to its stated investment philosophy and the investment programs of the Funds. The Independent Trustees also recognized that the Adviser’s profitability with respect to the Funds has declined considerably in recent years as a consequence of declines in the total net assets of the Funds. They noted that the Adviser has been willing to share in the economies of scale that have been realized from the growth in the assets of the Funds. In addition, they noted that, although the Adviser benefits from its relationship with the Funds to the extent that the growth of the Funds’ assets increase the dollar amount of advisory fees payable to the Adviser, such a result is appropriate and there are no other benefits for which an economic benefit can readily be determined that are realized by the Adviser.

After evaluating all pertinent factors and information (including but not limited to the factors and information discussed above), the Board determined that the fees payable by each Fund pursuant to the Advisory Agreements are appropriate in view of the nature, scope and quality of services provided by the Adviser, and further determined that continuances of the Advisory Agreements are in the best interests of the Funds and their shareholders. Accordingly, the Board voted unanimously to approve the continuance of each of the Advisory Agreements for an additional annual period. No single factor was considered in isolation or to be determinative to this decision.

113

Hussman Investment Trust Discussion of Liquidity Risk Management Program
(Unaudited)

As required by Rule 22e-4 under the 1940 Act, the Trust has adopted a liquidity risk management program (the “Program”) and has designated persons to be responsible for administering the Program (the “Program Administrators”). In connection with its meeting on June 13, 2022, the Board was presented with and considered a written report from the Program Administrators addressing the operation of the Program and assessing its adequacy and the effectiveness of its implementation. The Program Administrators took into account the liquidity of each Fund in relation to its investment strategies, short-term and long-term cash flow projections, borrowing arrangements and cash positions. Based upon these and other pertinent factors, the Program Administrators determined that each of the Funds primarily holds highly liquid securities, and that there has been no unusual stress or disruption from any redemption activity since the implementation of the Program.

The Program Administrators concluded that the Program is reasonably designed and has been effectively implemented. They further concluded that the combination of the diversification of portfolio holdings, the Adviser’s ability to execute trades without significant cost impact, the infrequency of significant daily redemptions, and the record of each Fund’s daily holdings of cash and cash equivalents, mitigate against the risk that a Fund would be unable to meet a shareholder request to redeem shares without significant dilution of the interests of remaining investors in the Fund. Despite the uncertainty and market volatility arising as a consequence of the COVID-19 pandemic, the Funds have not experienced execution or settlement issues with respect to their portfolio trades.

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
6021 University Boulevard, Suite 490
Ellicott City, Maryland 21043

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIAN

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
342 N. Water Street
Suite 830
Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Schulte Roth & Zabel LLP
901 Fifteenth Street, NW
Suite 800
Washington, DC 20005

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Hussman-AR-22

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $60,000 and $60,000 with respect to the registrant’s fiscal years ended June 30, 2022 and 2021, respectively.

(b)	Audit-Related Fees. No fees were billed during the fiscal years ended June 30, 2022 and 2021 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $16,000 and $16,000 with respect to the registrant’s fiscal years ended June 30, 2022 and 2021, respectively. The services comprising these fees include the preparation of the registrant’s federal income tax returns and the preparation of the Funds’ excise tax returns (which includes review of the Funds’ required distributions).

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•	Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters – $6,000

•	Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, PCAOB or other regulatory or standard setting bodies – $6,000

•	All additional tax services provided to the registrant in the aggregate – $6,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended June 30, 2022 and 2021, aggregate non-audit fees of $16,000 and $16,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountant: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Hussman Investment Trust

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	September 1, 2022

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	September 1, 2022

*	Print the name and title of each signing officer under his or her signature.